UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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DT Cloud Star Acquisition Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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DT CLOUD STAR ACQUISITION CORPORATION

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 1, 2026 (Eastern Time) / OCTOBER 2, 2026 (Hong Kong Time)

TO THE SHAREHOLDERS OF DT CLOUD STAR ACQUISITION CORPORATION:

You are cordially invited to attend the 2026 Annual General Meeting of shareholders (the “Annual General Meeting”) of DT Cloud Star Acquisition Corporation (“DT Cloud Star,” “Company,” “we,” “us” or “our”). The Annual General Meeting will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	October 1, 2026 Eastern Time
Time:	10:00 p.m. Eastern Time (10:00 a.m., October 2, 2026 local time)

As an annual general meeting of the Company’s shareholders, the Annual General Meeting is being held for the purpose of considering and voting upon the following proposals:

1.	a proposal to elect, by ordinary resolution, five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify, by ordinary resolution, the appointment of Elite CPA P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Proposal 2” or “Auditor Appointment Ratification Proposal”);

3.	a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024, as amended on October 22, 2025, entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2026 to October 26, 2027 by depositing into the Trust Account $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

4.	a proposal to amend, by special resolution, the Company’s third amended and restated memorandum and articles of association (the “Third Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to October 26, 2027 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement (the “Proposal 4” or “Charter Amendment Proposal”); and

5.	a proposal to direct, by ordinary resolution, the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 5” or “Adjournment Proposal”).

Each of the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal will be more fully described in the accompanying proxy statement.

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors and ratify the appointment of Elite CPA P.C. (“Elite CPA”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall complete its business combination by October 26, 2026. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination. Our Board has determined that it is in the best interests of our shareholders to extend the period of time at $0.033 per share to extend the date on which to commence liquidating the Trust Account established in connection with the IPO up to 12 additional times, each by a period of one month, to give additional time for the Company to complete a business combination.

Holders (“Public Shareholders”) of DT Cloud Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such Public Shareholders vote in regard to those amendments, or whether they were holders of DT Cloud Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by the Third Amended and Restated Memorandum and Articles of Association and DT Cloud Star also believes that such redemption right protects DT Cloud Star’s Public Shareholders from having to sustain their investments for an unreasonably long period if DT Cloud Star fails to find a suitable acquisition in the timeframe initially contemplated by its Third Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

As of September 11, 2026, there was approximately $18,910,000 in the Trust Account, representing a per share pro rata amount of approximately $10.98. The closing price of DT Cloud Star’s shares on September 11, 2026 was $11.49. DT Cloud Star cannot assure shareholders that they will be able to sell their shares of DT Cloud Star in the open market, as there may not be sufficient liquidity in its securities when shareholders wish to sell their shares.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will cease all operations except for the purpose of winding up and as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the outstanding Public Shares with the aggregate amount then on deposit in the Trust Account.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company will be required to approve the Trust Amendment Proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal.

Our Board has fixed the close of business on September 9, 2026 as the record date (the “Record Date”) for determining DT Cloud Star shareholders entitled to receive notice of and vote at the Annual General Meeting and any adjournment thereof. Only holders of record of the ordinary shares of DT Cloud Star on that date are entitled to notice of and to vote at the Annual General Meeting or any adjournments thereof.

After careful consideration of all relevant factors, our Board has determined that the Election of Directors Proposal, the Auditor Appointment Ratification Proposal, the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal are fair to and in the best interests of DT Cloud Star and its shareholders, has declared them advisable and recommends that you vote or give instruction to vote “FOR” all the foregoing proposals.

Enclosed is the proxy statement containing detailed information concerning the proposals and Annual General Meeting. Whether or not you plan to attend the Annual General Meeting, we urge you to read this material carefully and vote your shares.

We look forward to seeing you at the Annual General Meeting.

Dated: September 14, 2026

By Order of the Board of Directors

/s/ Sam Zheng Sun
Sam Zheng Sun
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Annual General Meeting. If you are a shareholder of record, you may also cast your vote in person at the Annual General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote online at the Annual General Meeting by obtaining a proxy from your brokerage firm or bank.

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of Shareholders to be held on October 1, 2026 (Eastern Time): This Notice of Annual General Meeting and the accompanying proxy statement are available at the website of U.S. Securities and Exchange Commission at www.sec.gov.

DT CLOUD STAR ACQUISITION CORPORATION

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

ANNUAL GENERAL MEETING OF SHAREHOLDERS

TO BE HELD ON OCTOBER 1, 2026 (EASTERN TIME) / OCTOBER 2, 2026 (HONG KONG TIME)

PROXY STATEMENT

The 2026 Annual General Meeting (the “Annual General Meeting”) of shareholders of DT Cloud Star Acquisition Corporation (“DT Cloud Star,” “Company,” “we,” “us” or “our”), a Cayman Islands business company, will be held:

At:	offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong
On:	October 1, 2026 (Eastern Time)
Time:	10:00 p.m. Eastern Time (10:00 a.m., October 2, 2026 local time)

The Annual General Meeting is being held for the sole purpose of considering and voting upon the following proposals:

1.	a proposal to elect, by ordinary resolution, five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or “Election of Directors Proposal”);

2.	a proposal to ratify, by ordinary resolution, the appointment of Elite CPA P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Proposal 2” or “Auditor Appointment Ratification Proposal”);

3.	a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024, as amended on October 22, 2025, entered into by the Company Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2026 to October 26, 2027 by depositing into the Trust Account $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

4.	a proposal to amend, by special resolution, the Company’s third amended and restated memorandum and articles of association (the “Third Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to October 26, 2027 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Restated Memorandum and Articles”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

5.	a proposal to direct, by ordinary resolution, the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve any of the foregoing proposals (the “Proposal 5” or “Adjournment Proposal”).

As routine matters for the Annual General Meeting, shareholders will vote to elect five directors to continue to serve on the Board of Directors till the next annual general meeting and ratify the appointment of Elite CPA P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2026.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate a business combination (the “Combination Period”) by October 26, 2026. The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination at a lower extension fee. Our Board has determined that it is in the best interests of our shareholders to extend the period of time at $0.033 per share to extend the date on which to commence liquidating the Trust Account established in connection with the IPO up to 12 additional times, each by a period of one month, to give additional time for the Company to complete a business combination.

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company will be required to approve the Trust Amendment Proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal.

Holders (“Public Shareholders”) of DT Cloud Star’s ordinary shares (“Public Shares”) sold in its initial public offering may elect to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account in connection with the Trust Amendment Proposal (the “Redemption Election”) regardless of how such Public Shareholders vote in regard to those amendments, or whether they were holders of DT Cloud Star’s Public Shares on the record date or acquired such shares after such date. This right of redemption is provided for and is required by DT Cloud Star’s Third Amended and Restated Memorandum and Articles of Association and DT Cloud Star also believes that such redemption right protects DT Cloud Star’s Public Shareholders from having to sustain their investments for an unreasonably long period if DT Cloud Star fails to find a suitable acquisition in the timeframe initially contemplated by its Third Amended and Restated Memorandum and Articles of Association. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by the requisite vote of shareholders (and not abandoned), the remaining holders of Public Shares will retain their right to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account upon consummation of a business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, such approvals will constitute consent for the Company to (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed in connection with the shareholder vote on the Trust Amendment Proposal multiplied by the per-share price equal to the aggregate amount then on deposit in the Trust Account as of two (2) business days prior to the Annual General Meeting, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares; and (ii) deliver to the holders of such redeemed Public Shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before October 26, 2027. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through October 26, 2027.

To exercise your redemption rights, you must tender your shares to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. You may tender your shares by either delivering your share certificates to the transfer agent or by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

The removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the redemption. In such event, DT Cloud Star may need to obtain additional funds to complete a business combination and there can be no assurance that such funds will be available on terms acceptable to the parties or at all.

If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved and we do not consummate a business combination by October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our Public Shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that pay applicable excise tax and dissolution expense shall be paid by the sponsor, and not out from the Company’s Trust Account. Any redemption of Public Shareholders from the Trust Account shall be effected automatically by function of our Third Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our Public Shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2026, before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will Public Shareholders be entitled to distributions if we are unable to complete our initial business combination.

Our sponsor, officers and directors have entered into a letter agreement with us, pursuant to which they have waived their rights to liquidating distributions from the Trust Account with respect to their founder shares and private placement shares if we fail to complete our initial business combination prior to October 26, 2026. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete our initial business combination prior to October 26, 2026.

Redemption Rights

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will provide the Public Shareholders making the Redemption Election, the opportunity to receive, at the time the Trust Amendment Proposal and the Charter Amendment Proposal become effective, and in exchange for the surrender of their shares, a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. DT Cloud Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of DT Cloud Star ordinary shares on the record date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Annual General Meeting. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated a business combination by October 26, 2026.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED ELSEWHERE HEREIN, INCLUDING DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO THE VOTE ON THE TRUST AMENDMENT PROPOSAL.

You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Trust Amendment Proposal and the Charter Amendment Proposal.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to the Company’s transfer agent at least two (2) business days prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The requirement for physical or electronic delivery prior to the vote at the Annual General Meeting ensures that a redeeming holder’s election is irrevocable once the Trust Amendment Proposal and the Charter Amendment Proposal are approved. In furtherance of such irrevocable election, shareholders making the Election will not be able to tender their shares after the vote at the Annual General Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $45 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two (2) weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Trust Amendment Proposal and the Charter Amendment Proposal will not be redeemed for a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders such holder’s shares and decides prior to the vote at the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Shareholder tenders shares and the Trust Amendment Proposal and the Charter Amendment Proposal are not approved or are abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Trust Amendment Proposal and the Charter Amendment Proposal will not be approved or will be abandoned. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Trust Amendment Proposal and the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Trust Amendment Proposal and the Charter Amendment Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.

If properly demanded, the Company will redeem each public share for a pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid, calculated as of two (2) business days prior to the Annual General Meeting. The closing price of DT Cloud Star’s shares on the September 11, 2026 was $11.49.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own such shares. You will be entitled to receive cash for such shares only if you properly demand redemption and tender your share certificate(s) to the Company’s transfer agent at least two (2) business days prior to the Annual General Meeting. If the Trust Amendment Proposal is not approved or if they are abandoned, such shares will be returned promptly following the Annual General Meeting as described above.

You are also being asked to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the proposals.

The record date for the Annual General Meeting is September 9, 2026 (the “Record Date”). Record holders of DT Cloud Star ordinary shares at the close of business on the Record Date are entitled to vote or have their votes cast at the Annual General Meeting. On the Record Date, there were 3,653,409 outstanding ordinary shares of DT Cloud Star. DT Cloud Star’s rights do not have voting rights.

This proxy statement contains important information about the Annual General Meeting and the proposals. Please read it carefully and vote your shares.

This proxy statement is dated September 14, 2026 and is first being mailed to shareholders on or about that date.

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QUESTIONS AND ANSWERS ABOUT THE MEETING

These questions and answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully this entire proxy statement.

Q. Why am I receiving this proxy statement?	A.	This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the Annual General Meeting to be held on October 1, 2026 at 10:00 p.m. Eastern Time (October 2, 2026 at 10:00 a.m., Hong Kong Time), or at any adjournments or postponements thereof, at offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual General Meeting.

Q. What is being voted on?	A.	You are being asked to consider and vote on the following proposals:

●	a proposal to elect, by ordinary resolution, five directors to serve as members of the Board of Directors to hold office until the next annual meeting of shareholders or until their respective successors have been elected and qualified (the “Proposal 1” or the “Election of Directors Proposal”);

●	a proposal to ratify, by ordinary resolution, the appointment of Elite CPA P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Proposal 2” or the “Auditor Appointment Ratification Proposal”);

●	a proposal to amend, by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, the Company’s investment management trust agreement (the “Trust Agreement”), dated July 24, 2024, as amended on October 22, 2025, entered into by the Company and Wilmington Trust National Association, a national banking association, as trustee (the “Trustee”), to provide the Company with the discretion to extend the date on which to commence liquidating the trust account (the “Trust Account”) established in connection with the Company’s initial public offering (the “IPO”) up to 12 additional times, each by a period of one month (the “Extension”), from October 26, 2026 to October 26, 2027 by depositing into the Trust Account the lesser of $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached hereto as Annex A (the “Proposal 3” or “Trust Amendment Proposal”);

●	a proposal to amend, by special resolution, the Company’s Third Amended and Restated Memorandum and Articles of Association (the “Third Amended and Restated Memorandum and Articles of Association”) to extend the date by which the Company must consummate a business combination to October 26, 2027 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto (the “Proposal 4” or “Charter Amendment Proposal”); and

●	a proposal to direct, by ordinary resolution, the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Trust Amendment Proposal (the “Proposal 5” or the “Adjournment Proposal”).

Q. How does the Board of Directors recommend I vote?	A.	After careful consideration of all relevant factors, the Board recommends that you vote or give instruction to vote “FOR ALL” for the Election of Directors Proposal, “FOR” the Auditor Appointment Ratification Proposal, “FOR” the Trust Amendment Proposal, “FOR” the Charter Amendment Proposal and “FOR” the Adjournment Proposal.

Q. Why is the Company proposing the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall consummate a business combination (the “Combination Period”) by October 26, 2026. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The purpose of the Trust Amendment Proposal and the Charter Amendment Proposal is to allow DT Cloud Star to extend the period of time to consummate a business combination with a lower extension fee.

Q. Why should I vote for the Trust Amendment Proposal and the Charter Amendment Proposal?	A.

The Charter Amendment will provide the Company with the ability to extend the Combination Period after October 26, 2026. The Trust Amendment will provide the Company with flexibility to extend the Combination Period for a reduced extension fee. Our Board has determined that it is in the best interests of our shareholders to approve the Trust Amendment to give the Company additional flexibility to extend the Combination Period further in order to provide our shareholders with the opportunity to participate in the prospective investment.

We also believe that given DT Cloud Star’s expenditure of time, effort and money on the potential business combinations with the targets it has identified, circumstances warrant providing those who would like to consider whether a potential business combination with one or more of such targets is an attractive investment with an opportunity to consider such transaction, inasmuch as DT Cloud Star is also affording shareholders who wish to redeem their Public Shares the opportunity to do so, as required under its Third Amended and Restated Memorandum and Articles of Association. Accordingly, we believe the Trust Amendment and the Charter Amendment Proposal are consistent with DT Cloud Star’s Third Amended and Restated Memorandum and Articles of Association and IPO prospectus.

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Q. How do the DT Cloud Star insiders intend to vote their shares?	A.

All of DT Cloud Star’s directors, executive officers, initial shareholders and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any Public Shares owned by them) in favor of all proposals.

DT Cloud Star’s directors, executive officers, initial shareholders and their respective affiliates are not entitled to redeem the founder shares which include 1,725,000 ordinary shares initially issued to the Sponsor for an aggregate purchase price of $25,000. Public Shares purchased on the open market by DT Cloud Star’s directors, executive officers and their respective affiliates may be redeemed. On the Record Date, DT Cloud Star’s sponsor beneficially owned and were entitled to vote 1,725,000 founder shares and 234,500 private placement units, representing approximately 52.9% of DT Cloud Star’s issued and outstanding ordinary shares.

DT Cloud Star’s directors, executive officers, initial shareholders and their affiliates may choose to buy Public Shares in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and the Charter Amendment Proposal. Any Public Shares held by or subsequently purchased by affiliates of DT Cloud Star may be voted in favor of the Trust Amendment Proposal and the Charter Amendment Proposal.

Q. What amount will holders receive upon consummation of a subsequent business combination or liquidation if the Trust Amendment Proposal and the Charter Amendment Proposal are approved?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, our sponsor, or its designees, has agreed to contribute to us as a loan an amount equal to the monthly extension fee for each that is needed by DT Cloud Star to complete an initial business combination from October 26, 2026 until October 26, 2027 (the “Contributions”). Each Contribution will be deposited in the Trust Account established in connection with the IPO within thirty calendar days from the beginning of such calendar month (or portion thereof). The Contributions are conditioned upon the approval of the Trust Amendment Proposal. The Contributions will not occur if the Trust Amendment Proposal is not approved. The amount of the Contributions will not bear interest and will be repayable by us to our sponsor or its designees upon consummation of an initial business combination.

Our sponsor or its designees will have the sole discretion whether to continue extending for additional calendar months until October 26, 2027 and if our sponsor determines not to continue extending for additional calendar months, its obligation to make additional Contributions will terminate.

The Company will file a Current Report on Form 8-K on a monthly basis confirming the sponsor’s deposit of each Contribution into the Trust Account.

If the sponsor or its designee fails to deposit a Contribution into the Trust Account when due and such failure is not cured within thirty (30) days, holders of Public Shares will be entitled to redeem their Public Shares for their pro rata portion of the funds available in the Trust Account.

Q. Will you seek any further extensions to liquidate the Trust Account?	A.	Other than the extension until October 26, 2027 as described in this proxy statement, DT Cloud Star does not anticipate seeking the requisite shareholder consent to any further extension to consummate a business combination. DT Cloud Star has provided that all holders of Public Shares, whether they vote for or against the Trust Amendment Proposal and the Charter Amendment Proposal, or whether they were holders of DT Cloud Star ordinary shares on the Record Date or acquired such shares after such date, may elect to redeem their Public Shares into their pro rata portion of the Trust Account and should receive the funds shortly after the Annual General Meeting. Those holders of Public Shares who elect not to redeem their shares now shall retain redemption rights with respect to the initial business combinations, or, if no future business combination is brought to a vote of the shareholders or if a business combination is not completed for any reason, such holders shall be entitled to the pro rata portion of the Trust Account on October 26, 2027 (assuming full extension) upon the liquidation of the Company.

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Q. What happens if the Trust Amendment Proposal and the Charter Amendment Proposal are not approved?	A.	If the Trust Amendment Proposal and the Charter Amendment Proposal are not approved, we retain the right to complete an initial business combination by October 26, 2026.

Q. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, what happens next?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the Company will have until the October 26, 2027 (assuming full extension) to complete its initial business combination.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, we will remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a business combination on or before October 26, 2027.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Redemption Election will reduce the amount held in the Trust Account following the Redemption Election. We cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal and the Charter Amendment Proposal are approved and the amount remaining in the Trust Account may be only a small fraction of the current amount that was in the Trust Account as of the Record Date. In such event, we may need to obtain additional funds to complete an initial business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. Also, the removal of the Withdrawal Amount from the Trust Account will reduce the amount remaining in the Trust Account and increase the percentage interest of DT Cloud Star’s ordinary shares held by DT Cloud Star’s officers, directors, initial shareholders and their affiliates.

The Company will remain a reporting company under the Securities Exchange Act of 1934 (the “Exchange Act”) and its units, ordinary shares, rights and warrants will remain publicly traded.

Q. Who bears the cost of soliciting proxies?	A.	The Company will bear the cost of soliciting proxies and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through their respective directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any Annual General remuneration for these efforts. We have retained Advantage Proxy, Inc. (“Advantage”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Karen Smith at (877) 870-8565 (toll free) or by email at ksmith@advantageproxy.com. The Company has agreed to pay Advantage fees and expenses, for its services in connection with the Annual General Meeting.

Q. How do I change my vote?	A.	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card to DT Cloud Star’s Secretary prior to the date of the Annual General Meeting or by voting online at the Annual General Meeting. Attendance at the Annual General Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to 25 Christopher Columbus Dr Apt 4411, Jersey City, NJ 07302, Atten: Secretary.

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Q. If my shares are held in “street name,” will my broker automatically vote them for me?	A.

No. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. We believe that Proposals 1 and 2 are discretionary items and Proposals 3, 4 and 5 are “non-discretionary” item.

Your broker can vote your shares with respect to “non-discretionary items” only if you provide instructions on how to vote. You should instruct your broker to vote your shares. Your broker can tell you how to provide these instructions. If you do not give your broker instructions, your shares will be treated as broker non-votes and will have no effect on the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal.

Q. What is a quorum requirement?	A.

A quorum of shareholders is necessary to hold a valid Meeting. A quorum will be present for the Annual General Meeting if there are present one or more shareholders in person or by proxy not less than a majority of the Company’s shares entitled to vote at such meeting present at the Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you attend the Annual General Meeting online. Abstentions will be counted towards the quorum requirement. If there is no quorum, the chairman of the Annual General Meeting may adjourn the Annual General Meeting to another date.

Q. Who can vote at the Annual General Meeting?	A.

Only holders of record of DT Cloud Star’s ordinary shares at the close of business on September 9, 2026 (the “Record Date”) are entitled to have their vote counted at the Annual General Meeting and any adjournments or postponements thereof. On the Record Date, 3,653,409 ordinary shares were issued and outstanding and entitled to vote.

Shareholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with DT Cloud Star’s transfer agent, VStock Transfer LLC, then you are a shareholder of record. As a shareholder of record, you may vote online at the Annual General Meeting or vote by proxy. Whether or not you plan to attend the Annual General Meeting online, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. Does the Board recommend voting for the approval of the Trust Amendment Proposal, the Charter Amendment Proposal and the Adjournment Proposal?	A.	Yes. After careful consideration of the terms and conditions of these proposals, the Board has determined that Proposals 1, 2, 3, 4 and 5 are fair to and in the best interests of DT Cloud Star and its shareholders. The Board recommends that DT Cloud Star’s shareholders vote “FOR ALL” for Proposal 1 and “FOR” the Proposals 2, 3, 4 and 5.

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Q. What interests do the Company’s sponsor, directors and officers have in the approval of the proposals?	A.	DT Cloud Star’s directors, officers, initial shareholders and their affiliates have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of certain securities of the Company. See the section entitled “The Trust Amendment Proposal — Interests of DT Cloud Star’s Sponsor, Directors and Officers.”

Q. What do I need to do now?	A.	DT Cloud Star urges you to read carefully and consider the information contained in this proxy statement, including Annex A and Annex B, and to consider how the proposals will affect you as an DT Cloud Star shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q. How do I vote?	A.

If you are a holder of record of DT Cloud Star Public Shares, you may vote online at the Annual General Meeting or by submitting a proxy for the Annual General Meeting. Whether or not you plan to attend the Annual General Meeting online, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Annual General Meeting and vote online if you have already voted by proxy.

If your shares of DT Cloud Star are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual General Meeting online. However, since you are not the shareholder of record, you may not vote your shares online at the Annual General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q. How do I exercise my redemption rights?	A.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved, each Public Shareholder may seek to redeem his or her Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any shareholder vote to approve a proposed business combination, or if the Company has not consummated an initial business combination by October 26, 2027.

To demand redemption of your Public Shares, you must ensure your bank or broker complies with the requirements identified elsewhere herein.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to VStock Transfer LLC, the Company’s transfer agent, at 18 Lafayette Place, Woodmere, New York, NY 11598, at least two business days prior to the Annual General Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares.

Certificates that have not been tendered in accordance with these procedures at least two (2) business days prior to the Annual General Meeting will not be redeemed for cash. In the event that a Public Shareholder tenders its shares and decides prior to the Annual General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the Annual General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

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Q. What should I do if I receive more than one set of voting materials?	A.	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your DT Cloud Star shares.

Q. Who can help answer my questions?	A.

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

DT Cloud Star Acquisition Corporation

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

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FORWARD-LOOKING STATEMENTS

We believe that some of the information in this proxy statement constitutes forward-looking statements. You can identify these statements by forward-looking words such as “may,” “expect,” “anticipate,” “contemplate,” “believe,” “estimate,” “intends,” and “continue” or similar words. You should read statements that contain these words carefully because they:

●	discuss future expectations;

●	contain projections of future results of operations or financial condition; or

●	state other “forward-looking” information.

We believe it is important to communicate our expectations to our shareholders. However, there may be events in the future that we are not able to predict accurately or over which we have no control. The cautionary language discussed in this proxy statement provide examples of risks, uncertainties and events that may cause actual results to differ materially from the expectations described by us in such forward-looking statements, including, among other things, claims by third parties against the Trust Account, unanticipated delays in the distribution of the funds from the Trust Account and DT Cloud Star’s ability to finance and consummate any proposed business combination. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this proxy statement.

All forward-looking statements included herein attributable to DT Cloud Star or any person acting on DT Cloud Star’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. Except to the extent required by applicable laws and regulations, DT Cloud Star undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this proxy statement or to reflect the occurrence of unanticipated events.

BACKGROUND

We are a blank check company incorporated in the Cayman Islands on November 29, 2022 as an exempted company with limited liability. We were formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses or entities, which we refer to as a “target business.”

In November 2022, March 2023 and January 2024, an aggregate of 1,725,000 initial shares were issued to our initial shareholders for an aggregate purchase price of $25,000, or approximately $0.014 per share.

On July 26, 2024, we consummated the initial public offering of 6,900,000 units, which includes the exercise in full by the underwriters of their over-allotment option to purchase up to an additional 900,000 units on July 25, 2024. Each unit consists of one ordinary share and one right. Each nine rights entitle the holder thereof to receive one ordinary share at the closing of a business combination. The units were sold at an offering price of $10.00 per unit, generating gross proceeds of $69,000,000. Simultaneously with the closing of our initial public offering on July 26, 2024, we consummated the private placement with DT Cloud Star Management Limited, our sponsor, of 206,900 units at a price of $10.00 per private unit, generating total gross proceeds of $2,069,000. A total of $69,000,000 of the net proceeds from our initial public offering were deposited in the Trust Account established for the benefit of our Public Shareholders, with Wilmington Trust National Association acting as Trustee.

Our sponsor owns approximately 52.9% of our issued and outstanding ordinary shares as of the Record Date. The net proceeds of the IPO plus the proceeds of the sale of the private placement units were deposited in the Trust Account. As of September 11, 2026, there was approximately $18,910,000 in the Trust Account.

On the Record Date, 3,653,409 ordinary shares were issued and outstanding. The aggregate market value of the ordinary shares outstanding, other than shares held by persons who may be deemed affiliates of the Company, computed by reference to the closing sales price for the ordinary shares on September 11, 2026, as reported on The Nasdaq Capital Market, was approximately $11.49.

The mailing address of DT Cloud Star’s principal executive office is 25 Christopher Columbus Dr Apt 4411, Jersey City, NJ 07302, and its telephone number is (718) 865-2000.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal and the Charter Amendment Proposal are approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination if and when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by October 26, 2027 (assuming full extension).

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RISK FACTORS

Shareholders should carefully consider the following risk factors, together with other risk factors disclosed in Company’s annual report on Form 10-K filed on March 25, 2026, as amended on June 17, 2026, and all of the other information included in this proxy statement before they decide whether to vote or instruct their vote to be cast to approve the Proposals described in this proxy statement. These risks could have a material adverse effect on the business, financial conditioning and results of operations of the Company.

The fact that our sponsor is, is controlled by, and has substantial ties with a non-U.S. person could impact our ability to complete our initial business combination.

Our sponsor, DT Cloud Star Management Limited, is 80% owned by Mr. Jin Xin, and 20% by Infinity-Star Holdings Limited, a British Virgin Islands company that is wholly owned by Mr. Guojian Chen (a non-U.S. person). Our sponsor owns approximately 52.9% of the issued and outstanding ordinary shares of the Company. Certain federally licensed businesses in the United States, such as broadcasters and airlines, may be subject to rules or regulations that limit foreign ownership. As a result, this may limit the pool of acquisition candidates we may acquire in the United States, in particular, relative to other special purpose acquisition companies that are not subject to such restrictions, which could make it more difficult and costly for us to consummate a business combination with a target business operating in the United States relative to such other companies.

In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS review was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our initial business combination with any potential target company falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete its initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our Public Shareholders may only receive the cash held in the Trust Account, and our warrants and rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

If we continue our life beyond 36 months from the closing of our IPO without completing an initial business combination, Nasdaq may delist our securities from its exchange which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

If the Trust Amendment Proposal and the Charter Amendment Proposal are approved by our shareholders and the extension is effected, it would allow us to complete a business combination for up to 39 months after the closing of our IPO (assuming full extension of the business combination period). However, Nasdaq rules require that we complete a business combination no later than 36 months after the effectiveness of the registration statement of our IPO. While we may be able to appeal a delisting and be granted additional time to complete a business combination after 36 months, we may not be successful in such an appeal. If we are not successful in such an appeal and we fail to complete a business combination within 36 months of our IPO, our securities will be delisted. If our securities are delisted, such delisting could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

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PROPOSAL 1 THE ELECTION OF DIRECTORS PROPOSAL

Our Board currently consists of one class of five directors, with all directors elected to serve a one-year term.

At the Annual General Meeting, stockholders are being asked to elect five directors to serve as members of our Board to hold office until the next annual meeting of stockholders or until their respective successors have been elected and qualified.

Sam Zheng Sun, Kenneth Lam, Shaoke Li, Longjiao Li and Chi Zhang are the nominees of directors of the Company who are standing for election or re-election at the Annual General Meeting.

The table below sets forth the name, age and position of each nominee for director.

Name	Age	Title
Sam Zheng Sun	51	Chairman, Chief Executive Officer and Director
Kenneth Lam	62	Chief Financial Officer and Director
Shaoke Li	42	Independent Director
Longjiao Li	37	Independent Director
Chi Zhang	41	Independent Director

The following sets forth information regarding each nominee:

Mr. Sam Zheng Sun

Mr. Sun is our Chief Executive Officer and director. Mr. Sun was a managing director of the private equity investment department of Affinity Equity Partners, a Hong Kong-headquartered firm that focuses on private equity investments across South Korea, Australia and New Zealand, Greater China and Southeast Asia between March 2021 and February 2023. Prior to that, Mr. Sun was a partner at Sequoia Capital based in Beijing, where he focused on private equity investments, between October 2018 and April 2020. Mr. Sun obtained his MBA degree from UCLA Anderson School of Management in 2007 and Bachelor’s degree in computer science and economics from University of Pittsburgh in 1997.

Mr. Kenneth Lam

Mr. Lam is our Chief Financial Officer and director. He has served as the chief financial officer of Golden Star Acquisition Corporation since December 2, 2021. He has also served as the Asia CEO and CFO of Powermers Smart Industries since October 2023. Mr. Lam, a chartered accountant in the United Kingdom and a CPA in Hong Kong, is a seasoned finance executive with cross-functional experiences, including board directorship, executive management, enterprise risk management, quality system implementation, environmental health & safety supervision, legal and company secretarial support in leading MNCs. He has proven track records in formulating and implementing financial strategies for Multi-National Corporations in the Chinese market. Mr. Lam served as the China CFO, the Asia Motor Business Unit Finance Business Partner and the interim CEO of AXA Assistance based in Beijing and Suzhou between 2016 and 2018. Before joining AXA, Kenneth worked for Airbus for 17 years, from 1998 to 2015, in Beijing and Tianjin. He was the Vice President of Finance & Quality of Airbus and acted as the CFO of Airbus in China, a board director in JVs and WFOE, and the finance shared services leader of the Group. Mr. Lam was the lead player in the establishment of an engineering center in Beijing, the A320 Final Assembly Line and a logistics center in Tianjin, and a manufacturing center in Harbin. He was also the chief negotiator of two Beijing JVs extension. Between 1995 and 1997, Mr. Lam was the Senior Financial Accountant and Regional EH&S Supervisor of ARCO Chemical Asia Pacific in Hong Kong. On the public practice side, Mr. Lam joined PriceWaterhouseCoopers in Beijing from 1997 to 1998, Ernst & Young in Hong Kong from 1992 to 1994, and Helmores in London from 1998 to 1991. During these periods, Mr. Lam gained rich experience in providing clients assurance and IPO services, and advising clients on business issues. Mr. Lam was appointed by the Chief Executive of Hong Kong as a Financial Reporting Review Panel Member of the Financial Reporting Council from 2007 to 2013. The duty was to conduct enquiry into non-compliance with financial reporting requirements of listed companies. Mr. Lam received a Bachelor of Science degree with Honor in Electrical Engineering Science from the University of Warwick in October 1984 and a Master of Science degree in Management Science from the Imperial College London in October 1987.

Mr. Shaoke Li

Mr. Li is our independent director. Mr. Li has over a decade year of experience in international trade and investment. He has served as the chief executive officer of DT Cloud Acquisition Corporation since November 2023, focusing on the strategic leadership, decision-making and overall management of the entity. From October 2017 to August 2022, Mr. Li served as the secretary to the board of directors and the head of investor relations of Canaan Inc. (Nasdaq: CAN), a company providing semiconductor solutions. From November 2016 to July 2017, Mr. Li served as a partner of Zhejiang Yinxinggu Capital, an investment fund. From February 2015 to October 2016, Mr. Li served as the legal representative and vice general manager of investment at Yifang Investment Co., Ltd., an investment company. From March 2014 to October 2016, Mr. Li served as the director of the capital markets department at Yifang (Shanghai) Commercial Factoring Co., Ltd. Mr. Li received a bachelor’s degree in accountancy from the Concordia University in Canada in 2008.

Ms. Longjiao Li

Ms. Li is our independent director. She has years of experience in investment and corporate listing incubation. She has served as the general manager of Shenzhen Qianhai Hairun Huaxin Investment Co., Ltd. since July 2017. She received a bachelor’s degree in bioengineering from the Shaanxi University of Science and Technology in July 2010.

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Mr. Chi Zhang

Mr. Zhang is our independent director. Mr. Zhang has over ten years’ experience in finance, venture capital and early-stage companies. He focuses on and has considerable expertise in early-stage deep tech companies, such as Hesai Group, Gago Data and IDM Sensors. Mr. Zhang has been an executive partner at Grains Valley Capital, a top-tier VC firm with an outstanding reputation in China, since January 2011. From June 2018 to July 2019, Mr. Zhang co-sponsored Thunder Bridge Acquisition Ltd. (Nasdaq: TBRG), which took Repay Holdings Corp. (Nasdaq: RPAY) public in the U.S. market in July 2019. Before his career as a venture capitalist, Mr. Zhang worked as an engineer focusing on clean technologies and served as a project manager at Institut für angewandtes Stoffstrommanagement (IfaS) in Germany from October 2009 to November 2010. Mr. Zhang received a Master of Engineering in material flow management from the University of Applied Sciences Trier in Germany in September 2009 and a Master of Science in international cooperation policy from Ritsumeikan Asia Pacific University in Japan in July 2009.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to service on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a policy with respect to diversity.

Transactions with Related Persons, Promoters and Certain Control Persons

Certain “related party” transactions involving related persons (excluding executive officer compensation which is determined by the compensation committee) are presented to, reviewed and approved by the audit committee. Related persons include the Company’s directors and executive officers, immediate family members of the directors and executive officers, and security holders who beneficially own five percent or more of our common stock and their respective family members. The transactions subject to such review are those transactions in which the Company was or is to be a participant and the amount involved equals or exceeds $120,000. If the related party involved in a related party transaction is a director of the Company that would normally review such a transaction or a family member of such a director, then that director will not participate in the relevant discussion and review.

Information considered in evaluating such transactions may include: the nature of the related person’s interest in the transaction; the material terms of the transaction; whether the terms of the transaction are fair to the Company and on the same basis as would apply if the transaction did not involve a related party; whether there are business reasons for the Company to enter into the transaction; whether the transaction would impair the independence of an outside director; and whether the transaction would present an improper conflict of interests for any director or executive officer of the Company, taking into account the size of the transaction, the overall financial position of the director, executive officer or related party, the direct or indirect nature of the director’s, executive officer’s or related party’s interest in the transaction and the ongoing nature of any proposed relationship; and any other factors the audit committee deems relevant.

Review, Approval or Ratification of Transactions with Related Persons

Our Board appointed an audit committee consisting of independent directors. This committee, among other duties, is charged to review, and if appropriate, ratify all agreements and transactions which had been entered into with related parties, as well as review and ratify all future related party transactions.

Vote Required

The approval of the Election of Directors Proposal requires an ordinary resolution of shareholders, being the affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required to confirm and adopt the election of the five nominees. Abstentions will not affect the outcome of the vote on the proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Election of Directors Proposal is as follows:

“RESOLVED as an ordinary resolution that, the election of Sam Zheng Sun, Kenneth Lam, Shaoke Li, Longjiao Li and Chi Zhang to serve as a director until the next annual meeting and until his respective successor has been duly elected and qualified or until his earlier resignation, removal or death, be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the election of each of the five nominees to the Board.

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PROPOSAL 2 THE RATIFICATION OF

APPOINTMENT OF INDEPENDENT AUDITOR PROPOSAL

The Audit Committee of our Board is responsible for the selection of our independent registered public accounting firm. The Audit Committee has determined to appoint the public accounting firm of Elite CPA P.C. (“Elite CPA”), Certified Public Accountants, as independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2026. Although our Audit Committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our bylaws, the Board is submitting the selection of Elite CPA to our shareholders for ratification as a matter of good corporate practice and we are asking our shareholders to approve the appointment of Elite CPA. In the event our shareholders fail to ratify the appointment, the Audit Committee may reconsider this appointment.

The Company has been advised by Elite CPA that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. No representative of Elite CPA is expected to be present in person or by electronic conferencing at the Annual General Meeting.

Independent Registered Public Accounting Firm’s Fees

The following is a summary of fees paid or to be paid to Elite CPA, for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Elite CPA in connection with regulatory filings. For the years ended December 31, 2025 and 2024, the aggregate fees billed by Elite CPA were nil for professional services rendered for the audit of our annual financial statements and review of the financial information included in our regulatory filings.

Audit-Related Fees. For the years ended December 31, 2025 and 2024, we did not pay Elite CPA for consultations concerning financial accounting and reporting standards.

Tax Fees. For the year ended December 31, 2025 and 2024, we did not pay Elite CPA for tax planning and tax advice.

All Other Fees. During the years ended December 31, 2025 and 2024, we did not pay Elite CPA for other services.

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Board of Directors Pre-Approval Policies and Procedures

The Audit Committee has the sole authority to review in advance and grant any pre-approvals of (i) all auditing services to be provided by the independent auditor, (ii) all significant non-audit services to be provided by the independent auditors as permitted by Section 10A of the Exchange Act, and (iii) all fees and the terms of engagement with respect to such services, except that the Audit Committee may delegate the authority to pre-approve non-audit services to one or more of its committee members who will present his decisions to the full Audit Committee at the first meeting following such decision. All audit and non-audit services during fiscal years 2025 and 2024 were pre-approved pursuant to the procedures outlined above. Prior to the establishment of the Audit Committee, all services of the independent auditors were approved by the full board of directors.

Vote Required

The approval of the Ratification of Appointment of Independent Auditor Proposal requires an ordinary resolution of shareholders, being the affirmative vote of the holders of a simple majority of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required to ratify the appointment of Elite CPA as our independent registered public accounting firm for the fiscal year ending December 31, 2026. Abstentions will not affect the outcome of the vote on the proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to the Ratification of Appointment of Independent Auditor Proposal is as follows:

“RESOLVED as an ordinary resolution that, the ratification of the appointment of Elite CPA P.C., as the independent registered public accounting firm for the year ending December 31, 2026 be confirmed, adopted and approved in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Ratification of Appointment Of Independent Auditor Proposal.

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PROPOSAL 3 THE TRUST AMENDMENT PROPOSAL

The Trust Amendment Proposal would amend our existing Trust Agreement, providing the Company with the right to extend the date on which to commence liquidating the Trust Account from October 26, 2026 to October 26, 2027 by depositing $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The complete text of the proposed amendment to the Trust Agreement is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Trust Amendment Proposal is not approved and we do not consummate a business combination by October 26, 2026 in accordance with our Third Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our Public Shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that pay applicable excise tax and dissolution expense shall be paid by the sponsor, and not out from the Company’s Trust Account. Any redemption of Public Shareholders from the Trust Account shall be effected automatically by function of our Third Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our Public Shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will Public Shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Trust Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by October 26, 2027 (assuming full extension).

If the Trust Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account and DT Cloud Star’s net asset value based on the number of shares that seek redemption. DT Cloud Star cannot predict the amount that will remain in the Trust Account if the Trust Amendment Proposal is approved.

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The Board’s Reasons for the Trust Amendment Proposal

The Company is proposing to amend its Trust Agreement to allow the Company to extend its life monthly until October 26, 2027. Currently, according to our Third Amended and Restated Memorandum and Articles of Association and the Trust Agreement, the Company shall complete the business combination by October 26, 2026. Under the circumstances, the sponsor wants to effect the extension by depositing $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Agreement will be amended to reflect the foregoing. Approval of the Trust Amendment Proposal is a condition to the implementation of the amendment.

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Trust Amendment Proposal is fair to, and in the best interests of, DT Cloud Star and its shareholders. The Board has approved and declared advisable adoption of the Trust Amendment Proposal and recommends that you vote “FOR” such adoption. The Board expresses no opinion as to whether you should redeem your Public Shares.

Interests of DT Cloud Star’s Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our sponsor, executive officers and members of our Board have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

●	the fact that our sponsor holds 1,725,000 founder shares and 206,900 private placement units that would expire worthless if a business combination is not consummated;

●	the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the required time period, the sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.00 per public share, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account; and

All of the current members of our Board are expected to continue to serve as directors of the Company at least through the date of the Annual General Meeting to vote on a proposed business combination and may even continue to serve following any potential business combination and receive compensation thereafter.

Required Vote

The affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company will be required to approve the Trust Amendment Proposal.

All of DT Cloud Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Trust Amendment Proposal. On the Record Date, the sponsor of DT Cloud Star beneficially owned and was entitled to vote 1,931,900 ordinary shares of DT Cloud Star representing approximately 52.9% of DT Cloud Star’s issued and outstanding ordinary shares.

In addition, DT Cloud Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of DT Cloud Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of DT Cloud Star held by affiliates will be voted in favor of the Trust Amendment Proposal. As the Trust Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Trust Amendment Proposal is as follows:

“RESOLVED by the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company that, the proposed amendment to the Trust Agreement attached to the proxy statement as Annex A be confirmed, adopted, approved and ratified in all respects.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Trust Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 4 THE CHARTER AMENDMENT PROPOSAL

The proposed Charter Amendment would amend our Third Amended and Restated Memorandum and Articles of Association to extend the date by which the Company has to consummate a business combination to October 26, 2027 (the termination date as so extended, the “Extended Date”). Currently, the Company shall complete its Business Combination by October 26, 2026. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

The full proposed Fourth Amended and Restated Memorandum and Articles of Association to be adopted by the Company is attached to this proxy statement as Annex B. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

If the Charter Amendment Proposal is not approved and we do not consummate a business combination by October 26, 2026 in accordance with our current Third Amended and Restated Memorandum and Articles of Association, we will distribute the aggregate amount then on deposit in the Trust Account, pro rata to our Public Shareholders by way of redemption and cease all operations except for the purposes of winding up of our affairs. The Company undertakes that applicable excise tax and dissolution expense shall be paid by the sponsor, and not out from the Company’s Trust Account. Any redemption of Public Shareholders from the Trust Account shall be effected automatically by function of our Third Amended and Restated Memorandum and Articles of Association prior to any voluntary winding up. If we are required to windup, liquidate the Trust Account and distribute such amount therein, pro rata, to our Public Shareholders, as part of any liquidation process, such winding up, liquidation and distribution must comply with the applicable provisions of the Business Companies Act of the Cayman Islands (as amended). In that case, investors may be forced to wait beyond October 26, 2026 before the redemption proceeds of our Trust Account become available to them and they receive the return of their pro rata portion of the proceeds from our Trust Account. We have no obligation to return funds to investors prior to the date of our redemption or liquidation unless we consummate our initial business combination prior thereto and only then in cases where investors have sought to redeem their ordinary shares. Only upon our redemption or any liquidation will Public Shareholders be entitled to distributions if we are unable to complete our initial business combination.

You are not being asked to vote on a business combination at this time. If the Charter Amendment Proposal is approved and you do not elect to redeem your Public Shares, you will retain the right to vote on any proposed business combination when it is submitted to shareholders and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event such business combination is approved and completed or the Company has not consummated a business combination by October 26, 2027 (assuming full extension).

If the Charter Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account will reduce the amount held in the Trust Account and DT Cloud Star’s net asset value based on the number of shares that seek redemption. DT Cloud Star cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved.

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The Board’s Reasons for the Charter Amendment Proposal

The Company is proposing to amend its Third Amended and Restated Memorandum and Articles of Association to allow the Company to extend the initial business combination period to October 26, 2027.

The Company currently has until October 26, 2026 to complete its initial business combination. Without the Charter Amendment Proposal, the Company believes that it will not be able to complete the Business Combination within the permitted time period. If that were to occur, the Company would be forced to liquidate.

Required Vote

The approval of the Charter Amendment Proposal requires a special resolution of shareholders under the Third Amended and Restated Memorandum and Articles of Association, being the affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares issued and outstanding and entitled to vote and which are present (in person or by proxy) at the Annual General Meeting and which voted on the matter is required. Abstentions will have no effect with respect to approval of this Charter Amendment Proposal.

All of DT Cloud Star’s directors, executive officers and their affiliates are expected to vote any shares owned by them in favor of the Charter Amendment Proposal. On the Record Date, the sponsor of DT Cloud Star beneficially owned and was entitled to vote 1,931,900 ordinary shares of DT Cloud Star representing approximately 52.9% of DT Cloud Star’s issued and outstanding ordinary shares.

In addition, DT Cloud Star’s directors, executive officers and their affiliates may choose to buy Units or ordinary shares of DT Cloud Star in the open market and/or through negotiated private purchases. In the event that purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Trust Amendment Proposal and elected to redeem their shares for a portion of the Trust Account. Any shares of DT Cloud Star held by affiliates will be voted in favor of the Charter Amendment Proposal. As the Charter Amendment Proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Charter Amendment Proposal is as follows:

“RESOLVED by special resolution that, the Company’s third amended and restated memorandum and articles of association (the “Third Amended and Restated Memorandum and Articles of Association”) be amended to extend the date by which the Company must consummate a business combination to October 26, 2027 (the “Extended Date”), by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B attached hereto.”

Recommendation of the Board

The Board recommends that you vote “FOR” the Charter Amendment Proposal. The Board expresses no opinion as to whether you should elect to redeem your Public Shares.

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PROPOSAL 5 THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will request the chairman of the Annual General Meeting (who has agreed to act accordingly) to adjourn the Annual General Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our shareholders in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposals 1, 2, 3 and 4. If the adjournment proposal is not approved by our shareholders, it is agreed that the chairman of the Annual General Meeting shall not adjourn the Annual General Meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the Annual General Meeting to approve the Proposal 1, 2, 3 and 4.

Required Vote

The affirmative vote of the holders of a simple majority of the Company’s ordinary shares present (in person or by proxy) and voting on the Adjournment Proposal at the Annual General Meeting will be required to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposal 1, 2, 3 and 4. Abstentions will have no effect with respect to approval of this Adjournment Proposal. As this proposal is not a “routine” matter, brokers will not be permitted to exercise discretionary voting on this proposal.

Resolution

The resolution to be put to the shareholders to consider and to vote upon at the Annual General Meeting in relation to Adjournment Proposal is as follows:

“RESOLVED by an ordinary resolution that, the adjournment of the Annual General Meeting to a later date or dates to permit further solicitation of proxies to be determined by the chairman of the Annual General Meeting be confirmed, adopted, approved and ratified in all respects.”

Recommendation

The Board recommends that you vote “FOR” the Adjournment Proposal.

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THE ANNUAL GENERAL MEETING

Date, Time and Place. The Annual General Meeting of DT Cloud Star’s shareholders will be held at 10:00 p.m. on October 1, 2026 Eastern Time (10:00 a.m., local time on October 2, 2026) in offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong.

Voting Power; Record Date. You will be entitled to vote or direct votes to be cast at the Annual General Meeting, if you owned DT Cloud Star ordinary shares at the close of business on September 9, 2026, the Record Date for the Annual General Meeting. You will have one (1) vote per proposal for each DT Cloud Star share you owned at that time. DT Cloud Star rights and warrants do not carry voting rights.

Votes Required. The affirmative vote of the holders of a simple majority of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Election of Directors Proposal, the Auditor Appointment Ratification Proposal and the Adjournment Proposal will be required to approve such proposals. The affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company voting together as a single class will be required to approve the Trust Amendment Proposal. The affirmative vote of the holders of at least two-thirds of the Company’s ordinary shares entitled to vote which are present (in person or by proxy) at the Annual General Meeting and which vote on the Charter Amendment Proposal will be required to approve such proposal. Abstentions, which are not votes cast, will have no effect with respect to approval of these proposals. As proposals 3 and 4 are not “routine” matters, brokers will not be permitted to exercise discretionary voting on Proposals 3 and 4.

At the close of business on the Record Date, there were 3,653,409 issued and outstanding ordinary shares of DT Cloud Star each of which entitles its holder to cast one (1) vote per proposal.

If you do not want the Trust Amendment Proposal and the Charter Amendment Proposal approved, you should vote against such Proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Trust Amendment and the Charter Amendment Proposal are approved, which will be paid within ten (10) business days after the shareholder Meeting which is scheduled for October 1, 2026 (Eastern Time), you must demand redemption of your shares.

Proxies; Board Solicitation. Your proxy is being solicited by the Board on the proposal to approve the proposals being presented to shareholders at the Annual General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares online at the Annual General Meeting.

We have retained Advantage Proxy, Inc. (“Advantage”) to assist us in soliciting proxies. If you have questions about how to vote or direct a vote in respect of your shares, you may contact Karen Smith at (877) 870-8565 (toll free). The Company has agreed to pay Advantage fees and expenses for its services in connection with the Annual General Meeting.

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CORPORATE GOVERNANCE

Meetings of the Board of Directors; Independence and Committees

During the fiscal year ended December 31, 2025, the DT Cloud Star board of directors (the “Board of Directors” or the “Board”) did not hold any meeting while approving the resolutions in written resolutions.

The listing rules established by the Nasdaq Stock Market require that a majority of the members of a listed company’s Board of Directors qualify as “independent” as affirmatively determined by the board, meaning that each independent director has no direct or indirect material relationship with a company other than as a director and/or a shareholder. Our Board of Directors consults with legal counsel to ensure that our Board of Director’s determination with respect to the definition of “independent” is consistent with current Nasdaq listing rules. The Nominating annually reviews the independence of all directors and nominees for director, including relevant transactions or relationships between each director and nominee, or any of his or her family members or affiliates. The Nominating reports its findings to full Board. Based on such report, the Board has affirmatively determined that each of our current directors, other than Sam Zheng Sun and Kenneth Lam who serve as our Chief Executive Officer and Chief Financial Officer, are independent directors under the applicable guidelines noted above. As a result, each of Shaoke Li, Longjiao Li and Chi Zhang is deemed to be “independent” as that term is defined under the rules of the Nasdaq Stock Market.

The Board of Directors will maintain three (3) committees: the Audit Committee, the Compensation Committee, and the Nominating Committee. All of the members of our Audit, Nominating, and Compensation Committees meet the standards for independence required under current Nasdaq Stock Market listing rules, SEC rules, and applicable securities laws and regulations. Each of these committees has a written charter approved by the Board of Directors.

For the fiscal year ended December 31, 2025, a general description of the duties of the committees, their members and number of times each committee met were as follows:

Audit Committee. Our Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with our independent registered public accounting firm the year-end financial statements; (iii) review implementation with the independent registered public accounting firm and management of any action recommended by the independent registered public accounting firm; and (iv) retain and terminate our independent registered public accounting firm. At the end of the 2025 fiscal year, the members of our Audit Committee were Shaoke Li, Longjiao Li and Chi Zhang is designated as our Audit Committee Financial Expert. During the 2025 fiscal year, and presently, all of the members of our Audit Committee were “independent” within the definition of that term as provided by the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2025, the Audit Committee did not hold any meeting.

Compensation Committee. The Compensation Committee reviews, approves and administers compensation arrangements for our executive officers, administers our equity-based compensation plans, establishes and reviews general policies relating to the compensation and benefits of our executive officers and other personnel, evaluates the relationship between executive officer compensation policies and practices and corporate risk management to confirm those policies and practices do not incentivize excessive risk-taking, and evaluates and makes recommendations to our Board of Directors regarding the compensation of our non-employee directors. As of the end of the 2025 fiscal year, the members of the Compensation Committee were, Shaoke Li, Longjiao Li and Chi Zhang serve as chairman of the compensation committee. At all times members of the Compensation Committee satisfied the independence requirements of the Nasdaq Marketplace Rules. During the fiscal year ended December 31, 2025, this committee did not hold any meeting and did not act on unanimous written consent.

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Nominating Committee. Pursuant to its charter, the Nominating Committee’s tasks include reviewing and recommending to the Board issues relating to the Board’s composition and structure; establishing criteria for membership and evaluating corporate policies relating to the recruitment of Board members; implementing and monitoring policies regarding principles of corporate governance in order to ensure the Board’s compliance with its fiduciary duties to the Company and its shareholders; and making recommendations regarding proposals submitted by shareholders. The Nominating Committee’s functions also include the review of all candidates for a position on the Board of Directors, including existing directors for re-nomination, and reporting its findings with recommendations to the Board. The members of the Nominating Committee as of the end of the 2025 fiscal year were Shaoke Li, Longjiao Li and Chi Zhang, each of whom satisfy the independence requirements of the Nasdaq Marketplace Rules. Chi Zhang serves as chairman of the Nomination committee. During the fiscal year ended December 31, 2025, this committee did not hold any meeting.

Procedure to be Followed by Shareholders in Submitting Director Candidate Recommendations

Any shareholder who desires the Nominating Committee to consider one or more candidates for nomination as a director should, either by personal delivery or by United States mail, postage prepaid, deliver a written recommendation addressed to the Secretary of the Company at our principal executive offices not later than the close of business on the 90th day, nor earlier than the close of business on the 120th day, prior to the anniversary date of the immediately preceding annual meeting; provided, however, that, in the event that the date of the annual meeting is advanced more than 30 days prior to or delayed (other than as a result of adjournment) by more than 30 days after the anniversary of the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which such notice of the date of such meeting was mailed a public announcement of the date of such meeting was first made by the Company. Each written recommendation should set forth: (a) the name and address of the shareholder making the recommendation and of the person or persons recommended; (b) the consent of such person(s) to serve as a director(s) of the Company if nominated and elected; and (c) a description of how the person(s) satisfy the general criteria specified in our Third Amended and Restated Memorandum and Articles of Association for consideration as a candidate.

Additional Criteria for Notice of Shareholder Nominees

In accordance with our Third Amended and Restated Memorandum and Articles of Association, any shareholder entitled to vote in the election of directors generally may nominate one or more persons for election as directors at a meeting only if written notice of such shareholder’s intent to make such nomination or nominations has been given, either by personal delivery or by mail, postage prepaid, to the principal executive offices of the Company in accordance with the terms described in the preceding paragraph. Each shareholder’s notice shall set forth for each nominee all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934 and pursuant to the Company’s Third Amended and Restated Memorandum and Articles of Association, including such person’s written consent to being named as a nominee and to serving as a director if elected, as well as whether and the extent to which any hedging or other transaction or series of transactions has been entered into by or on behalf of the nominee with respect to any securities of the Company and a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the shareholder. Further, the notice shall include as to the shareholder giving notice all information required to be disclosed by the shareholder under Regulation 14A under the Exchange Act, including: (i) the name and address of the shareholder; (ii) the class or series and number of shares of the Company which are, directly or indirectly, owned by such shareholder, as well as any derivative positions held by such shareholder; (iii) any proxy, arrangement, or relationship pursuant to which such shareholder has a right, directly or indirectly, to vote any shares of any security of the Company; (iv) any hedging or similar transactions in securities of the Company directly or indirectly owned by such shareholder; (v) a description of any agreement, arrangement or understanding with respect to the proposal; and (vi) a statement whether either such shareholder intends, or is part of a group which intends, to deliver a proxy statement and form of proxy to holders of at least the percentage of the Company’s voting shares required under applicable law to carry the proposal.

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Shareholder Communications with the Board

Any shareholder may communicate with the Board of Directors in writing through the Company’s Corporate Secretary provided that the communication identifies the shareholder and the number and type of securities held by that shareholder. The Secretary reviews such communications, and forwards them to the Board of Directors unless the Secretary, in consultation with the Chief Executive Officer, determines that the communication is inappropriate for the Board’s consideration (for example, if it relates to a personal grievance or is unrelated to Company business). The Secretary maintains a permanent written record of all such shareholder communications received by the Secretary. This process was unanimously approved by the Nominating Committee of the Board of Directors (which is comprised of independent directors).

Directors

Our current directors are listed below.

Name	Age	Title
Sam Zheng Sun	51	Chairman, Chief Executive Officer and Director
Kenneth Lam	62	Chief Financial Officer and Director
Shaoke Li	42	Independent Director
Longjiao Li	37	Independent Director
Chi Zhang	41	Independent Director

The following sets forth information regarding each nominee:

Mr. Sam Zheng Sun

Mr. Sun is our Chief Executive Officer and director. Mr. Sun was a managing director of the private equity investment department of Affinity Equity Partners, a Hong Kong-headquartered firm that focuses on private equity investments across South Korea, Australia and New Zealand, Greater China and Southeast Asia between March 2021 and February 2023. Prior to that, Mr. Sun was a partner at Sequoia Capital based in Beijing, where he focused on private equity investments, between October 2018 and April 2020. Mr. Sun obtained his MBA degree from UCLA Anderson School of Management in 2007 and Bachelor’s degree in computer science and economics from University of Pittsburgh in 1997.

Mr. Kenneth Lam

Mr. Lam is our Chief Financial Officer and director. He has served as the chief financial officer of Golden Star Acquisition Corporation since December 2, 2021. He has also served as the Asia CEO and CFO of Powermers Smart Industries since October 2023. Mr. Lam, a chartered accountant in the United Kingdom and a CPA in Hong Kong, is a seasoned finance executive with cross-functional experiences, including board directorship, executive management, enterprise risk management, quality system implementation, environmental health & safety supervision, legal and company secretarial support in leading MNCs. He has proven track records in formulating and implementing financial strategies for Multi-National Corporations in the Chinese market. Mr. Lam served as the China CFO, the Asia Motor Business Unit Finance Business Partner and the interim CEO of AXA Assistance based in Beijing and Suzhou between 2016 and 2018. Before joining AXA, Kenneth worked for Airbus for 17 years, from 1998 to 2015, in Beijing and Tianjin. He was the Vice President of Finance & Quality of Airbus and acted as the CFO of Airbus in China, a board director in JVs and WFOE, and the finance shared services leader of the Group. Mr. Lam was the lead player in the establishment of an engineering center in Beijing, the A320 Final Assembly Line and a logistics center in Tianjin, and a manufacturing center in Harbin. He was also the chief negotiator of two Beijing JVs extension. Between 1995 and 1997, Mr. Lam was the Senior Financial Accountant and Regional EH&S Supervisor of ARCO Chemical Asia Pacific in Hong Kong. On the public practice side, Mr. Lam joined PriceWaterhouseCoopers in Beijing from 1997 to 1998, Ernst & Young in Hong Kong from 1992 to 1994, and Helmores in London from 1998 to 1991. During these periods, Mr. Lam gained rich experience in providing clients assurance and IPO services, and advising clients on business issues. Mr. Lam was appointed by the Chief Executive of Hong Kong as a Financial Reporting Review Panel Member of the Financial Reporting Council from 2007 to 2013. The duty was to conduct enquiry into non-compliance with financial reporting requirements of listed companies. Mr. Lam received a Bachelor of Science degree with Honor in Electrical Engineering Science from the University of Warwick in October 1984 and a Master of Science degree in Management Science from the Imperial College London in October 1987.

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Mr. Shaoke Li

Mr. Li is our independent director. Mr. Li has over a decade year of experience in international trade and investment. He has served as the chief executive officer of DT Cloud Acquisition Corporation since November 2023, focusing on the strategic leadership, decision-making and overall management of the entity. From October 2017 to August 2022, Mr. Li served as the secretary to the board of directors and the head of investor relations of Canaan Inc. (Nasdaq: CAN), a company providing semiconductor solutions. From November 2016 to July 2017, Mr. Li served as a partner of Zhejiang Yinxinggu Capital, an investment fund. From February 2015 to October 2016, Mr. Li served as the legal representative and vice general manager of investment at Yifang Investment Co., Ltd., an investment company. From March 2014 to October 2016, Mr. Li served as the director of the capital markets department at Yifang (Shanghai) Commercial Factoring Co., Ltd. Mr. Li received a bachelor’s degree in accountancy from the Concordia University in Canada in 2008.

Ms. Longjiao Li

Ms. Li is our independent director. She has years of experience in investment and corporate listing incubation. She has served as the general manager of Shenzhen Qianhai Hairun Huaxin Investment Co., Ltd. since July 2017. She received a bachelor’s degree in bioengineering from the Shaanxi University of Science and Technology in July 2010.

Mr. Chi Zhang

Mr. Zhang is our independent director. Mr. Zhang has over ten years’ experience in finance, venture capital and early-stage companies. He focuses on and has considerable expertise in early-stage deep tech companies, such as Hesai Group, Gago Data and IDM Sensors. Mr. Zhang has been an executive partner at Grains Valley Capital, a top-tier VC firm with an outstanding reputation in China, since January 2011. From June 2018 to July 2019, Mr. Zhang co-sponsored Thunder Bridge Acquisition Ltd. (Nasdaq: TBRG), which took Repay Holdings Corp. (Nasdaq: RPAY) public in the U.S. market in July 2019. Before his career as a venture capitalist, Mr. Zhang worked as an engineer focusing on clean technologies and served as a project manager at Institut für angewandtes Stoffstrommanagement (IfaS) in Germany from October 2009 to November 2010. Mr. Zhang received a Master of Engineering in material flow management from the University of Applied Sciences Trier in Germany in September 2009 and a Master of Science in international cooperation policy from Ritsumeikan Asia Pacific University in Japan in July 2009.

The following sets forth information regarding each nominee:

Terms of Office of Officers and Directors

Each of our directors holds office for a one-year term. Subject to any other special rights applicable to the shareholders, any vacancies on our Board of Directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board or by a majority of the holders of our founder shares.

Shareholder Communications

Shareholders who wish to communicate directly with our board of directors, or any individual director, should direct questions in writing to our Corporate Secretary, DT Cloud Star Acquisition Corporation, 25 Christopher Columbus Dr Apt 4411, Jersey City, NJ 07302, (718) 865-2000. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Board Communication” or “Director Communication.” All such letters must identify the author and clearly state whether the intended recipients are all members of the board of directors or just certain specified individual directors. The Corporate Secretary will make copies of all such letters and circulate them to the appropriate director or directors.

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Leadership Structure and Risk Oversight

The board of directors’ oversight of risk is administered directly through the board of directors, as a whole, or through its audit committee. Various reports and presentations regarding risk management are presented to the board of directors including the procedures that the Company has adopted to identify and manage risks. The audit committee addresses risks that fall within the committee’s area of responsibility. For example, the audit committee is responsible for overseeing the quality and objectivity of the Company’s financial statements and the independent audit thereof. The audit committee reserves time at each of its meetings to meet with the Company’s independent registered public accounting firm outside of the presence of the Company’s management.

Director Nominations

As stated above in this Proxy Statement, we have established a standing nominating committee, In accordance with Rule 5605(e)(2) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by the board of directors. The board of directors believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Shaoke Li, Longjiao Li and Chi Zhang. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, all such directors are independent.

The board of directors will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our memorandum and articles of association.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our IPO. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent of any publicly traded class of our equity securities, to file reports of ownership and changes in ownership of equity securities of the Company with the SEC. Officers, directors, and greater-than-ten-percent shareholders are required by the SEC’s regulations to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely upon a review of Forms 3 and Forms 4 furnished since the effective date of our IPO, we believe that all such forms required to be filed pursuant to Section 16(a) of the Exchange Act were timely filed, as necessary, by the officers, directors, and security holders required to file the same.

Director and Officer Compensation

No compensation or fees of any kind, including finder’s, consulting fees and other similar fees, will be paid to our founders, members of our management team or their respective affiliates, for services rendered prior to, or in order to effectuate the consummation of, our initial business combination (regardless of the type of transaction that it is). Directors, officers and founders will receive reimbursement for any out-of-pocket expenses incurred by them in connection with activities on our behalf, such as identifying potential target businesses, performing business due diligence on suitable target businesses and business combinations as well as traveling to and from the offices, plants or similar locations of prospective target businesses to examine their operations. There is no limit on the amount of out-of-pocket expenses reimbursable by us.

After completion of our initial business combination, members of our management team who remain with us may be paid employment, consulting, management or other fees from the combined company with any and all amounts being fully disclosed to stockholders, to the extent then known, in the proxy solicitation materials furnished to our stockholders. The amount of such compensation may not be known at the time of a stockholder meeting held to consider an initial business combination, as it will be up to the directors of the post-combination business to determine executive and director compensation. In this event, such compensation will be publicly disclosed at the time of its determination in an Exchange Act filing such as Current Report on Form 8-K, as required by the SEC.

Employment Agreements

We do not currently have any written employment agreements with any of our directors and officers except certain indemnification agreements with our directors.

Retirement/Resignation Plans

We do not currently have any plans or arrangements in place regarding the payment to any of our executive officers following such person’s retirement or resignation.

23

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of DT Cloud Star’s ordinary shares as of the Record Date by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

●	each of our current officers and directors; and

●	all current officers and directors as a group.

As of the Record Date, there were a total of 3,653,409 ordinary shares. Unless otherwise indicated, all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them.

Name and address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
DT Cloud Star Management Limited (our sponsor)(2)	1,931,900	52.9%
Sam Zheng Sun (3)	—	—
Kenneth Lam (3)	—	—
Jiayi Liang (3)	—	—
Shaoke Li (3)	—	—
Longjiao Li (3)	—	—
Chi Zhang(3)	—	—
All directors and executive officers (five individuals) as a group	—	—
All initial shareholders as a group	1,931,900	52.9%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o DT Cloud Star Acquisition Corporation, 25 Christopher Columbus Dr Apt 4411, Jersey City, NJ 07302.

(2)	Represents shares held by DT Cloud Star Management Limited, our sponsor. The address for our sponsor is 300 Cadman Plaza West, 12th Floor, Brooklyn NY 11201.

(3)	Such individual does not beneficially own any of our ordinary shares.

24

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Initial Shares and Private Placement

In November 2022, March 2023 and January 2024, an aggregate of 1,725,000 initial shares were issued to our initial shareholders, for an aggregate purchase price of $25,000, or approximately $0.014 per share. The initial shares held by our initial shareholders included an aggregate of up to 225,000 shares subject to forfeiture by our sponsor to the extent that the underwriters’ over-allotment option was not exercised in full or in part, so that our initial shareholders would collectively own 20.0% of our issued and outstanding shares after our initial public offering (excluding the sale of the private units and the issuance of representative shares and assuming our initial shareholders did not purchase units in our initial public offering). On July 25, 2024, the underwriters exercised their over-allotment option in full.

Simultaneously with the closing of our initial public offering on July 26, 2024, we consummated the private placement with the Sponsor of 206,900 private units at a price of $10.00 per private unit. This issuance was made pursuant to Section 4(a)(2) of the Securities Act, as the transaction did not involve a public offering. No underwriting discounts or commissions were paid with respect to the private placement.

Related Party Loans and Advances

On December 31, 2023, we issued an unsecured promissory note to the sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000 (the “2023 Promissory Note”). The 2023 Promissory Note is non-interest-bearing and payable on the earlier of (i) December 31, 2024 and (ii) the date on which we consummate an IPO or the date on which we determine not to conduct the IPO. The 2023 Promissory Note was terminated and paid back after consummation of IPO on July 29, 2024.

On October 28, 2024, we issued an unsecured promissory note to the sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000 (the “Working Capital Loan Note”). The Working Capital Loan Note is non-interest-bearing and payable on the consummation of the initial business combination or converted upon consummation of the business combination into additional private units at a price of $10.00 per unit. On July 29, 2025, we entered into a Letter Agreement to the Working Capital Loan Note (the “Letter Agreement”) with the sponsor, pursuant to which we and the sponsor agreed to terminate the Working Capital Loan Note and confirmed that the outstanding amount that we borrowed under the Working Capital Loan Note was $nil.

We initially have 15 months from the closing of our initial public offering to consummate our initial business combination. On October 22, 2025, we entered into an amendment to the Investment Management Trust Agreement (the “Trust Agreement”), with Wilmington Trust National Association. Pursuant to the Trust Agreement, we have the right to extend the time for us to complete our initial business combination for a period for 12 months from October 26, 2025 to October 26, 2026 by depositing into the trust account $75,000 for all remaining public shares for each one-month extension. On October 23, 2025, we issued an unsecured promissory note in the aggregate principal amount of $75,000 (the “Note”) to the sponsor, in exchange for its depositing such amount into the our trust account in order to extend the amount of time we have available to complete the business combination. The Note does not bear interest and matures upon the closing of our business combination. In addition, the Note may be converted by the holder into units identical to the units issued in our initial public offering at a price of $10.00 per unit.

On November 28, 2025, we deposited $75,000 into the Trust Account to extend the date by which we can complete the initial business combination to December 26, 2025. On January 6, 2026, we deposited $75,000 into the Trust Account to extend the date by which we can complete the initial business combination to January 26, 2026. On March 16, 2026, we deposited $150,000 into the Trust Account to extend the date by which we can complete the initial business combination to March 26, 2026. On July 10, 2026, we deposited $225,000 into the Trust Account to extend the date by which we can complete the initial business combination to June 26, 2026. On July 14, 2026, we deposited $75,000 into the Trust Account to extend the date by which we can complete the initial business combination to July 26, 2026. On August 20, 2026, we deposited $75,000 into the Trust Account to extend the date by which we can complete the initial business combination to August 26, 2026.

25

As of December 31, 2025 and 2024, we had a temporary advance of $384,050 and $84,500 from the sponsor, respectively. The balance is unsecured, interest-free and has no fixed terms of repayment.

Administrative Services Arrangement

An affiliate of the sponsor will agree that, commencing from the date that the Company’s securities are first listed on Nasdaq through the earlier of our consummation of a business combination and its liquidation, to make available to us certain general and administrative services, including office space, administrative and support services, as we may require from time to time. We have agreed to pay the affiliate of the sponsor $10,000 per month for these services commencing on the closing date of our initial public offering for 15 months. In 2023 and 2024, we paid administrative expense of $nil and $nil, respectively.

Working Capital Loans

In order to meet our working capital needs following the consummation of our initial public offering until completion of an initial business combination or to extend the period of time to consummate a business combination, our initial shareholders, officers and directors or their affiliates may, but are not obligated to, loan us funds, from time to time or at any time, in whatever amount they deem reasonable in their sole discretion. Each loan would be evidenced by a promissory note. The promissory note would either be paid upon consummation of our initial business combination, without interest, or, at the lender’s discretion, up to $300,000 of the promissory note may be converted upon consummation of our business combination into private units at a price of $10.00 per unit. In the event that the initial business combination does not close, we may use a portion of proceeds held outside the Trust Account to repay the working capital loans, but no proceeds held in the Trust Account would be used to repay the working capital loans.

On October 28, 2024, we issued an unsecured promissory note to the sponsor, pursuant to which we may borrow up to an aggregate principal amount of $300,000 (the “Working Capital Loan Note”). The Working Capital Loan Note is non-interest-bearing and payable on the consummation of the initial business combination or converted upon consummation of the business combination into additional private units at a price of $10.00 per unit. On July 29, 2025, we entered into a Letter Agreement to the Working Capital Loan Note (the “Letter Agreement”) with the sponsor, pursuant to which we and the sponsor agreed to terminate the Working Capital Loan Note and confirmed that the outstanding amount that we borrowed under the Working Capital Loan Note was $nil.

Registration Rights

Pursuant to a registration rights agreement entered into on July 24, 2024, the holders of the initial shares, private placement units (including securities contained therein), and units (including securities contained therein) that may be issued on conversion of working capital loans are entitled to certain customary registration rights for the resale of such securities. The holders of these securities are entitled to make requests for no more than two demand registrations, excluding short form demands, that we register such securities. In addition, the holders have certain “piggy-back” registration rights with respect to registration statements filed subsequent to our completion of initial business combination and rights to require us to register for resale such securities pursuant to Rule 415 under the Securities Act. We will bear the expenses incurred in connection with the filing of any such registration statements.

Conflicts of Interest

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity. Our officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

26

Related Party Policy

Our Code of Conduct and Ethics requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by the board of directors (or the audit committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year, (2) we or any of our subsidiaries is a participant, and (3) any (a) executive officer, director or nominee for election as a director, (b) greater than 5% beneficial owner of our ordinary shares, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict-of-interest situation can arise when a person takes actions or has interests that may make it difficult to perform his or her work objectively and effectively. Conflicts of interest may also arise if a person, or a member of his or her family, receives improper personal benefits as a result of his or her position.

We also require each of our directors and executive officers to annually complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

Our audit committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions will require prior approval by our audit committee and a majority of our uninterested “independent” directors, or the members of our board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our audit committee and a majority of our disinterested independent directors determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties. Additionally, we require each of our directors and executive officers to complete a directors’ and officers’ questionnaire that elicits information about related party transactions.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

To further minimize potential conflicts of interest, we have agreed not to consummate a business combination with an entity which is affiliated with any of our initial shareholders unless we obtain an opinion from an independent investment banking firm that the business combination is fair to our unaffiliated shareholders from a financial point of view. Furthermore, in no event will any of our existing officers, directors or initial shareholders, or any entity with which they are affiliated, be paid any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the consummation of a business combination.

Director Independence

Nasdaq listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person who has no material relationship with the listed company (either directly or as a partner, shareholders or officer of an organization that has a relationship with the company). Our board of directors has determined that Mr. Shaoke Li, Ms. Longjiao Li and Mr. Chi Zhang are “independent directors” as defined in the rules of the Nasdaq and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

SHAREHOLDER PROPOSALS

If you are a shareholder and you want to include a proposal in the proxy statement for the 2026 Annual General Meeting, your proposals are required to be submitted to DT Cloud Star by no later than September 9, 2026.

The Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, a special meeting of shareholders). Our shareholders that wish to nominate a director for election to the Board should follow the procedures set forth in our Third Amended and Restated Memorandum and Articles of Association.

27

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, DT Cloud Star and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of DT Cloud Star’s proxy statement. Upon written or oral request, DT Cloud Star will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that DT Cloud Star deliver single copies of such documents in the future. Shareholders may notify DT Cloud Star of their requests by calling or writing DT Cloud Star at DT Cloud Star’s principal executive offices at 25 Christopher Columbus Dr Apt 4411, Jersey City, NJ 07302, (718) 865-2000.

WHERE YOU CAN FIND MORE INFORMATION

DT Cloud Star files annual, quarterly and current reports, proxy statements and other information with the SEC as required by the Exchange Act. DT Cloud Star files its reports, proxy statements and other information electronically with the SEC. You may access information on DT Cloud Star at the SEC website at http://www.sec.gov.

This Proxy Statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this Proxy Statement. Information and statements contained in this Proxy Statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

You may obtain this additional information, or additional copies of this Proxy Statement, at no cost, and you may ask any questions you may have about the Trust Amendment Proposal, the Charter Amendment Proposal or the Adjournment Proposal by contacting us at the following address, telephone number or facsimile number:

DT Cloud Star Acquisition Corporation

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

In order to receive timely delivery of the documents in advance of the Annual General Meeting, you must make your request for information no later than September 25, 2026.

28

ANNEX A

AMENDMENT TO THE

INVESTMENT MANAGEMENT TRUST AGREEMENT

This Amendment No. 2 (this “Amendment”), dated as of [   ], 2026, to the Investment Management Trust Agreement (as defined below) is made by and between DT Cloud Star Acquisition Corporation, a British Virgin Island corporation (the “Company”), Wilmington Trust National Association, as trustee (“Trustee”). All terms used but not defined herein shall have the meanings assigned to them in the Trust Agreement.

WHEREAS, the Company and the Trustee entered into an Investment Management Trust Agreement, dated July 24, 2024 (the “Trust Agreement”), and it was amended on October 22, 2025; and

WHEREAS, at a Shareholders Meeting of the Company held on October 1, 2026 (Eastern Time), the Company’s shareholders approved a proposal to amend the Trust Agreement to provide the Company the right to extend the date on which to commence liquidating the Trust Account from October 26, 2026 to October 26, 2027 by depositing $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension, which payment shall be paid into the Trust Account.

NOW THEREFORE, IT IS AGREED:

1. Preamble. The forth WHEREAS clause in the preamble of the Trust Agreement is hereby amended and restated to read as follows:

“WHEREAS, as described Registration Statement and in its Fourth Amended and Restated Memorandum and Articles of Association, the Company’s ability to complete a business combination may be extended in additional increments of one-month up to a total of 12 additional months from October 26, 2026 to October 26, 2027, subject to the payment into the Trust Account by the Sponsor (or its designees or affiliates) $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension, and which Extension Payments, if any, shall be added to the Trust Account.”

2. Section 1(i) is hereby amended and restated to read as follows:

Commence liquidation of the Trust Account only after and within two business days following (x) receipt of, and only in accordance with the terms of, a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by an Authorized Representative (as such term is defined below), in coordination with the Company and VStock, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account), only as directed in the Termination Letter and other documents referred to therein, or (y) upon the date which is the later of (1) October 26, 2027, and (2) such later date as may be approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association (as may be amended from time to time, the “Charter”) (as applicable, the “Last Date”), if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay any taxes (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account) shall be distributed to the Public Shareholders of record as of such date as reflected in the records of VStock; provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Shareholders. The Company undertakes that applicable excise tax and dissolution expense shall be paid by the Sponsor, and not out from the Company’s Trust Account;

3. All other provisions of the Trust Agreement shall remain unaffected by the terms hereof.

4. This Amendment may be signed in any number of counterparts, each of which shall be an original and all of which shall be deemed to be one and the same instrument, with the same effect as if the signatures thereto and hereto were upon the same instrument. A facsimile signature shall be deemed to be an original signature for purposes of this Amendment.

5. This Amendment is intended to be in full compliance with the requirements for an Amendment to the Trust Agreement as required by Section 7(c) of the Trust Agreement, and every defect in fulfilling such requirements for an effective amendment to the Trust Agreement is hereby ratified, intentionally waived and relinquished by all parties hereto.

5. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York, without giving effect to conflicts of law principles that would result in the application of the substantive laws of another jurisdiction.

Annex A-1

IN WITNESS WHEREOF, the parties have duly executed this Amendment to the Investment Management Trust Agreement as of the date first written above.

DT CLOUD STAR ACQUISITION CORPORATION

By:
Name:	Sam Zheng Sun
Title:	Chief Executive Officer

Wilmington Trust, National Association, as Trustee

By:
Name:
Title:

VStock Transfer LLC

By:
Name:
Title:

Annex A-2

ANNEX B

Companies Act (revised)

Company Limited by Shares

fourth AMENDED AND RESTATED

MEMORANDUM AND ARTICLES OF ASSOCIATION

OF

DT CLOUD STAR ACQUISITION CORPORATION

Adopted by special resolution PASSED ON [DATE] 2026

Annex B-1

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Memorandum of Association

of

DT Cloud Star Acquisition Corporation

Adopted by special resolution passed on [date] 2026

1	The name of the Company is DT Cloud Star Acquisition Corporation.

2	The Company’s registered office will be situated at the office of Ogier Global (Cayman) Limited, 89 Nexus Way, Camana Bay, Grand Cayman, KY1-9009, Cayman Islands, or at such other place in the Cayman Islands as the directors may at any time decide.

3	The Company’s objects are unrestricted. As provided by section 7(4) of the Companies Act (Revised), the Company has full power and authority to carry out any object not prohibited by any law of the Cayman Islands.

4	The Company has unrestricted corporate capacity. Without limitation to the foregoing, as provided by section 27 (2) of the Companies Act (Revised), the Company has and is capable of exercising all the functions of a natural person of full capacity irrespective of any question of corporate benefit.

5	Nothing in any of the preceding paragraphs permits the Company to carry on any of the following businesses without being duly licensed, namely:

(a)	the business of a bank or trust company without being licensed in that behalf under the Banks and Trust Companies Act (Revised); or

(b)	insurance business from within the Cayman Islands or the business of an insurance manager, agent, sub-agent or broker without being licensed in that behalf under the Insurance Act (Revised);or

(c)	the business of company management without being licensed in that behalf under the Companies Management Act (Revised).

6	The Company will not trade in the Cayman Islands with any person, firm or corporation except in furtherance of its business carried on outside the Cayman Islands. Despite this, the Company may effect and conclude contracts in the Cayman Islands and exercise in the Cayman Islands any of its powers necessary for the carrying on of its business outside the Cayman Islands.

7	The Company is a company limited by shares and accordingly the liability of each member is limited to the amount (if any) unpaid on that member’s shares.

8	The authorized share capital of the Company is US$50,000 divided into 500,000,000 ordinary shares of par value US$0.0001 each. Subject to the Companies Act (Revised) and the Company’s articles of association, the Company has power to do any one or more of the following:

(a)	to redeem or repurchase any of its shares;

(b)	to increase or reduce its capital;

(c)	to issue any part of its capital (whether original, redeemed, increased or reduced):

(i)	with or without any preferential, deferred, qualified or special rights, privileges or conditions; or

(ii)	subject to any limitations or restrictions

and unless the condition of issue expressly declares otherwise, every issue of shares (whether declared to be ordinary, preference or otherwise) is subject to this power; and

(d)	to alter any of those rights, privileges, conditions, limitations or restrictions.

9	The Company has power to register by way of continuation as a body corporate limited by shares under the laws of any jurisdiction outside the Cayman Islands and to be deregistered in the Cayman Islands.

Companies Act (revised)

Company Limited by ShareS

fourth Amended and Restated

articles of Association

of

DT CLOUD STAR ACQUISITION CORPORATION

Adopted by special resolution PASSED on [DATE] 2026

CONTENTS

1.	Definitions, interpretation and exclusion of Table A	1
	Definitions	1
	Interpretation	4
	Exclusion of Table A Articles	5
2.	Commencement of Business	5
3.	Shares	6
	Power to issue Shares and options, with or without special rights	6
	Power to issue fractions of a Share	6
	Power to pay commissions and brokerage fees	6
	Trusts not recognised	7
	Power to vary class rights	7
	Effect of new Share issue on existing class rights	7
	No bearer Shares or warrants	8
	Treasury Shares	8
	Rights attaching to Treasury Shares and related matters	8
4.	Register of Members	9
5.	Share certificates	9
	Issue of share certificates	9
	Renewal of lost or damaged share certificates	9
6.	Lien on Shares	10
	Nature and scope of lien	10
	Company may sell Shares to satisfy lien	10
	Authority to execute instrument of transfer	10
	Consequences of sale of Shares to satisfy lien	10
	Application of proceeds of sale	11
7.	Calls on Shares and forfeiture	11
	Power to make calls and effect of calls	11
	Time when call made	11
	Liability of joint holders	11
	Interest on unpaid calls	11
	Deemed calls	12
	Power to accept early payment	12

i

	Power to make different arrangements at time of issue of Shares	12
	Notice of default	12
	Forfeiture or surrender of Shares	12
	Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender	13
	Effect of forfeiture or surrender on former Member	13
	Evidence of forfeiture or surrender	13
	Sale of forfeited or surrendered Shares	14
8.	Transfer of Shares	14
	Form of transfer	14
	Power to refuse registration	14
	Power to suspend registration	14
	Company may retain instrument of transfer	14
9.	Transmission of Shares	14
	Persons entitled on death of a Member	14
	Registration of transfer of a Share following death or bankruptcy	15
	Indemnity	15
	Rights of person entitled to a Share following death or bankruptcy	15
10.	Alteration of capital	15
	Increasing, consolidating, converting, dividing and cancelling share capital	15
	Dealing with fractions resulting from consolidation of Shares	16
	Reducing share capital	16
11.	Redemption and purchase of own Shares	16
	Power to issue redeemable Shares and to purchase own Shares	16
	Power to pay for redemption or purchase in cash or in specie	17
	Effect of redemption or purchase of a Share	17
12.	Meetings of Members	18
	Power to call meetings	18
	Content of notice	19
	Period of notice	19
	Persons entitled to receive notice	20
	Publication of notice on a website	20
	Time a website notice is deemed to be given	20
	Required duration of publication on a website	20

ii

	Accidental omission to give notice or non-receipt of notice	20
13.	Proceedings at meetings of Members	21
	Quorum	21
	Lack of quorum	21
	Use of technology	21
	Chairman	21
	Right of a director to attend and speak	22
	Adjournment and Postponement	22
	Method of voting	22
	Taking of a poll	22
	Chairman’s casting vote	23
	Amendments to resolutions	23
	Written resolutions	23
	Sole-member company	24
14.	Voting rights of Members	24
	Right to vote	24
	Rights of joint holders	24
	Representation of corporate Members	24
	Member with mental disorder	25
	Objections to admissibility of votes	25
	Form of proxy	25
	How and when proxy is to be delivered	26
	Voting by proxy	26
15.	Number of directors	27
16.	Appointment, disqualification and removal of directors	27
	No age limit	27
	Corporate directors	27
	No shareholding qualification	27
	Appointment and removal of directors	27
	Resignation of directors	28
	Termination of the office of director	28
17.	Alternate directors	29
	Appointment and removal	29

iii

	Notices	30
	Rights of alternate director	30
	Appointment ceases when the appointor ceases to be a director	30
	Status of alternate director	30
	Status of the director making the appointment	30
18.	Powers of directors	31
	Powers of directors	31
	Appointments to office	31
	Remuneration	32
	Disclosure of information	32
19.	Delegation of powers	32
	Power to delegate any of the directors’ powers to a committee	32
	Power to appoint an agent of the Company	33
	Power to appoint an attorney or authorised signatory of the Company	33
	Power to appoint a proxy	34
20.	Meetings of directors	34
	Regulation of directors’ meetings	34
	Calling meetings	34
	Notice of meetings	34
	Period of notice	34
	Use of technology	34
	Place of meetings	34
	Quorum	35
	Voting	35
	Validity	35
	Recording of dissent	35
	Written resolutions	35
	Sole director’s minute	35
21.	Permissible directors’ interests and disclosure	36
	Permissible interests subject to disclosure	36
	Notification of interests	36
	Voting where a director is interested in a matter	36
22.	Minutes	37

iv

23.	Accounts and audit	37
	No automatic right of inspection	37
	Sending of accounts and reports	37
	Validity despite accidental error in publication on website	38
	Audit	38
24.	Financial year	39
25.	Record dates	39
26.	Dividends	39
	Declaration of dividends by Members	39
	Payment of interim dividends and declaration of final dividends by directors	39
	Apportionment of dividends	40
	Right of set off	40
	Power to pay other than in cash	40
	How payments may be made	41
	Dividends or other moneys not to bear interest in absence of special rights	41
	Dividends unable to be paid or unclaimed	41
27.	Capitalisation of profits	42
	Capitalisation of profits or of any share premium account or capital redemption reserve	42
	Applying an amount for the benefit of members	42
28.	Share premium account	42
	directors to maintain share premium account	42
	Debits to share premium account	42
29.	Seal	43
	Company seal	43
	Duplicate seal	43
	When and how seal is to be used	43
	If no seal is adopted or used	43
	Power to allow non-manual signatures and facsimile printing of seal	43
	Validity of execution	44
30.	Indemnity	44
	Indemnity	44
	Release	44
	Insurance	45
31.	Notices	45

v

	Form of notices	45
	Electronic communications	45
	Persons authorised to give notices	46
	Delivery of written notices	46
	Joint holders	46
	Signatures	46
	Evidence of transmission	46
	Giving notice to a deceased or bankrupt Member	46
	Date of giving notices	47
	Saving provision	47
32.	Authentication of Electronic Records	47
	Application of Articles	47
	Authentication of documents sent by Members by Electronic means	47
	Authentication of document sent by the Secretary or Officers of the Company by Electronic means	48
	Manner of signing	48
	Saving provision	48
33.	Transfer by way of continuation	49
34.	Winding up	49
	Distribution of assets in specie	49
	No obligation to accept liability	49
	The directors are authorised to present a winding up petition	49
35.	Amendment of Memorandum and Articles	50
	Power to change name or amend Memorandum	50
	Power to amend these Articles	50
36.	Mergers and Consolidations	50
37.	Business Combination	50
38.	Certain Tax Filings	53
39.	Business Opportunities	54

vi

Companies Act (Revised)

Company Limited by Shares

Fourth Amended and Restated

Articles of Association

of

DT Cloud Star Acquisition Corporation

Adopted by special resolution passed on [date] 2026

1.	Definitions, interpretation and exclusion of Table A

Definitions

1.1	In these Articles, the following definitions apply:

Act means the Companies Act (Revised) of the Cayman Islands, including any statutory modification or re-enactment thereof for the time being in force.

Affiliate in respect of a person, means any other person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such person, and (a) in the case of a natural person, shall include, without limitation, such person’s spouse, parents, children, siblings, mother-in-law and father-in-law and brothers and sisters-in-law, whether by blood, marriage or adoption or anyone residing in such person’s home, a trust for the benefit of any of the foregoing, a company, partnership or any natural person or entity wholly or jointly owned by any of the foregoing and (b) in the case of an entity, shall include a partnership, a corporation or any natural person or entity which directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such entity.

Applicable Law means, with respect to any person, all provisions of laws, statutes, ordinances, rules, regulations, permits, certificates, judgments, decisions, decrees or orders of any governmental authority applicable to such person.

Articles means, as appropriate:

(a)	these amended and restated Articles of Association as amended, restated, supplemented and/or otherwise modified from time to time: or

(b)	two or more particular Articles of these Articles;

and Article refers to a particular Article of these Articles.

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Audit Committee means the audit committee of the board of directors of the Company established pursuant to Article 23.8 hereof, or any successor audit committee.

Auditor means the person for the time being performing the duties of auditor of the Company.

Business Combination means a merger, share exchange, asset acquisition, share purchase, recapitalisation, reorganisation or similar business combination involving the Company, with one or more businesses or entities (each a target business), which Business Combination: (a) must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account); and (b) must not be effectuated solely with another blank cheque company or a similar company with nominal operations.

Business Day means a day other than a day on which banking institutions or trust companies are authorised or obligated by law to close in New York City, a Saturday or a Sunday.

Clear Days, in relation to a period of notice, means that period of calendar days excluding:

(a)	the calendar day when the notice is given or deemed to be given; and

(b)	the calendar day for which it is given or on which it is to take effect.

Clearing House means a clearing house recognised by the laws of the jurisdiction in which the Shares (or depositary receipts therefor) are listed or quoted on a stock exchange or interdealer quotation system in such jurisdiction.

Company means the above-named company.

Compensation Committee means the compensation committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Completion Window means the period of time:

(a)	commencing on, and including, the closing date of the IPO; and

(b)	ending on the date that is 15 months after the closing date of the IPO (or, if requested by the Sponsors, up to 39 months by means of up to 24 one-month extensions after the closing of the IPO by the Sponsors depositing into the Trust Account, for each one-month extension, such amount of additional funds in accordance with the trust agreement governing the Trust Account as amended from time to time) , such earlier date as the Directors may approve in accordance with the Articles or such later date as the Members may approve by Special Resolution in accordance with the Articles.

Default Rate means 10% (ten per cent) per annum.

Designated Stock Exchange means any United States national securities exchange, including the Nasdaq Stock Market LLC, the NYSE American LLC or The New York Stock Exchange LLC or any OTC market on which the Shares are listed for trading.

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Electronic has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Record has the meaning given to that term in the Electronic Transactions Act (Revised).

Electronic Signature has the meaning given to that term in the Electronic Transactions Act (Revised).

Exchange Act means the United States Securities Exchange Act of 1934, as amended.

Founders means all Members immediately prior to the consummation of the IPO.

Fully Paid and Paid Up:

(a)	in relation to a Share with par value, means that the par value for that Share and any premium payable in respect of the issue of that Share, has been fully paid or credited as paid in money or money’s worth;

(b)	in relation to a Share without par value, means that the agreed issue price for that Share has been fully paid or credited as paid in money or money’s worth.

Independent Director has the same meaning as in the rules and regulations of the Designated Stock Exchange or in Rule 10A-3 under the Exchange Act, as the case may be.

Investor Group means the Sponsor and its Affiliates, successors and assigns.

IPO means the Company’s initial public offering of securities.

IPO Redemption has the meaning given to it in Article 37.6.

Islands means the British Overseas Territory of the Cayman Islands.

Member means any person or persons entered on the Register of Members from time to time as the holder of a Share.

Memorandum means the Amended and Restated Memorandum of Association of the Company as amended, restated, supplemented and/or otherwise modified from time to time.

Nominating Committee means the nominating committee of the board of directors of the Company established pursuant to the Articles, or any successor committee.

Officer means a person then appointed to hold an office in the Company; and the expression includes a director, alternate director or liquidator.

Ordinary Resolution means a resolution of a duly constituted general meeting of the Company passed by a simple majority of the votes cast by, or on behalf of, the Members entitled to vote thereon. The expression also includes a unanimous written resolution by all the Members entitled to vote at that general meeting.

Over-Allotment Option means the option of the Underwriters to purchase up to an additional 15% of the firm units (as described at Article 3.4) issued in the IPO at a price equal to US$10.00 per unit, less underwriting discount and commissions.

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Public Share means a Share issued as part of the units (as described in Article 3.4) issued in the IPO.

Redemption Price has the meaning given to it in Article 37.6.

Register of Members means the register of Members maintained in accordance with the Act and includes (except where otherwise stated) any branch or duplicate register of Members.

Representative means a representative of the Underwriters.

SEC means the United States Securities and Exchange Commission.

Secretary means a person appointed to perform the duties of the secretary of the Company, including a joint, assistant or deputy secretary.

Share means a share in the share capital of the Company; and the expression:

(a)	includes stock (except where a distinction between shares and stock is expressed or implied); and

(b)	where the context permits, also includes a fraction of a share.

Special Resolution has the meaning given to that term in the Act; and the expression includes a unanimous written resolution.

Sponsor means DT Cloud Star Management Limited, a company incorporated under the laws of the British Virgin Islands.

Tax Filing Authorised Person means such person as any director shall designate from time to time, acting severally.

Treasury Shares means Shares of the Company held in treasury pursuant to the Act and Article 3.14.

Trust Account means the trust account established by the Company upon the consummation of its IPO and into which a certain amount of the net proceeds of the IPO, together with a certain amount of the proceeds of a private placement of warrants simultaneously with the closing date of the IPO, will be deposited.

Underwriter means an underwriter of the IPO from time to time, and any successor underwriter.

Interpretation

1.2	In the interpretation of these Articles, the following provisions apply unless the context otherwise requires:

(a)	A reference in these Articles to a statute is a reference to a statute of the Islands as known by its short title, and includes:

(i)	any statutory modification, amendment or re-enactment; and

(ii)	any subordinate legislation or regulations issued under that statute.

Without limitation to the preceding sentence, a reference to a revised Act of the Cayman Islands is taken to be a reference to the revision of that Act in force from time to time as amended from time to time.

4

(b)	Headings are inserted for convenience only and do not affect the interpretation of these Articles, unless there is ambiguity.

(c)	If a day on which any act, matter or thing is to be done under these Articles is not a Business Day, the act, matter or thing must be done on the next Business Day.

(d)	A word which denotes the singular also denotes the plural, a word which denotes the plural also denotes the singular, and a reference to any gender also denotes the other genders.

(e)	A reference to a person includes, as appropriate, a company, trust, partnership, joint venture, association, body corporate or government agency.

(f)	Where a word or phrase is given a defined meaning another part of speech or grammatical form in respect to that word or phrase has a corresponding meaning.

(g)	All references to time are to be calculated by reference to time in the place where the Company’s registered office is located.

(h)	The words written and in writing include all modes of representing or reproducing words in a visible form, but do not include an Electronic Record where the distinction between a document in writing and an Electronic Record is expressed or implied.

(i)	The words including, include and in particular or any similar expression are to be construed without limitation.

(j)	Any requirements as to execution or signature under the Articles including the execution of the Articles themselves can be satisfied in the form of an Electronic Signature.

(k)	Sections 8 and 19(3) of the Electronic Transactions Act shall not apply.

(l)	The term “holder” in relation to a Share means a person whose name is entered in the Register of Members as the holder of such Share.

Exclusion of Table A Articles

1.3	The regulations contained in Table A in the First Schedule of the Act and any other regulations contained in any statute or subordinate legislation are expressly excluded and do not apply to the Company.

2.	Commencement of Business

2.1	The business of the Company may be commenced as soon after incorporation of the Company as the directors see fit.

2.2	The directors may pay, out of the capital or any other monies of the Company, all expenses incurred in or about the formation and establishment of the Company, including the expenses of registration.

5

3.	Shares

Power to issue Shares and options, with or without special rights

3.1	Subject to the provisions, if any, in the Act, the Memorandum (and to any direction that may be given by the Company in general meeting), these Articles and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, and without prejudice to any rights attached to any existing Shares, the directors have general and unconditional authority to allot (with or without confirming rights of renunciation), issue, grant options over or otherwise deal with any unissued Shares of the Company to such persons, at such times and on such terms and conditions as they may decide.

3.2	Without limitation to the preceding Article, the directors may so deal with the unissued Shares of the Company:

(a)	either at a premium or at par;

(b)	with or without preferred, deferred or other special rights or restrictions whether in regard to dividend, voting, return of capital or otherwise.

3.3	The Company may issue rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company at such times and on such terms and conditions as the directors may decide.

3.4	The Company may issue units of securities in the Company, which may be comprised of Shares, rights, options, warrants or convertible securities or securities of similar nature conferring the right upon the holders thereof to subscribe for, purchase or receive any class of Shares or other securities in the Company, on such terms and conditions as the directors may decide. The securities comprising any such units which are issued pursuant to the IPO can only be traded separately from one another on the 52nd day following the date of the prospectus relating to the IPO unless the Representative(s) determines that an earlier date is acceptable, subject to the Company having filed a current report on Form 8-K containing an audited balance sheet reflecting the Company’s receipt of the gross proceeds of the IPO with the SEC and a press release announcing when such separate trading will begin. Prior to such date, the units can be traded, but the securities comprising such units cannot be traded separately from one another.

Power to issue fractions of a Share

3.5	Subject to the Act, the Company may issue fractions of a Share of any class. A fraction of a Share shall be subject to and carry the corresponding fraction of liabilities (whether with respect to calls or otherwise), limitations, preferences, privileges, qualifications, restrictions, rights and other attributes of a Share of that class of Shares.

Power to pay commissions and brokerage fees

3.6	The Company may, in so far as the Act permits, pay a commission to any person in consideration of that person:

(a)	subscribing or agreeing to subscribe, whether absolutely or conditionally; or

(b)	procuring or agreeing to procure subscriptions, whether absolute or conditional for any Shares in the Company. That commission may be satisfied by the payment of cash or the allotment of Fully Paid or partly-paid Shares or partly in one way and partly in another.

6

3.7	The Company may employ a broker in the issue of its capital and pay him any proper commission or brokerage.

Trusts not recognised

3.8	Except as required by Applicable Law:

(a)	the Company shall not be bound by or compelled to recognise in any way (even when notified) any equitable, contingent, future or partial interest in any Share, or (except only as is otherwise provided by these Articles or the Act) any other rights in respect of any Share other than an absolute right to the entirety thereof in the holder; and

(b)	no person other than the Member shall be recognised by the Company as having any right in a Share.

Power to vary class rights

3.9	If the share capital is divided into different classes of Shares then, unless the terms on which a class of Shares was issued state otherwise, the rights attaching to a class of Shares may only be varied if one of the following applies:

(a)	the Members holding two thirds of the issued Shares of that class consent in writing to the variation; or

(b)	the variation is made with the sanction of a Special Resolution passed at a separate general meeting of the Members holding the issued Shares of that class.

3.10	For the purpose of paragraph (b) of the preceding Article, all the provisions of these Articles relating to general meetings apply, mutatis mutandis, to every such separate meeting except that:

(a)	the necessary quorum shall be one or more persons holding, or representing by proxy, not less than one third of the issued Shares of the class; and

(b)	any Member holding issued Shares of the class, present in person or by proxy or, in the case of a corporate Member, by its duly authorised representative, may demand a poll.

Effect of new Share issue on existing class rights

3.11	Unless the terms on which a class of Shares was issued state otherwise, the rights conferred on the Member holding Shares of any class shall not be deemed to be varied by the creation or issue of further Shares ranking pari passu with the existing Shares of that class.

Capital contributions without issue of further Shares

3.12	With the consent of a Member, the directors may accept a voluntary contribution to the capital of the Company from that Member without issuing Shares in consideration for that contribution. In that event, the contribution shall be dealt with in the following manner:

(a)	It shall be treated as if it were a share premium.

7

(b)	Unless the Member agrees otherwise:

(i)	if the Member holds Shares in a single class of Shares, it shall be credited to the share premium account for that class of Shares;

(ii)	if the Member holds Shares of more than one class, it shall be credited rateably to the share premium accounts for those classes of Shares (in the proportion that the sum of the issue prices for each class of Shares that the Member holds bears to the total issue prices for all classes of Shares that the Member holds).

(c)	It shall be subject to the provisions of the Act and these Articles applicable to share premiums.

No bearer Shares or warrants

3.13	The Company shall not issue Shares or warrants to bearers.

Treasury Shares

3.14	Shares that the Company purchases, redeems or acquires by way of surrender in accordance with the Act shall be held as Treasury Shares and not treated as cancelled if:

(a)	the directors so determine prior to the purchase, redemption or surrender of those shares; and

(b)	the relevant provisions of the Memorandum and Articles and the Act are otherwise complied with.

Rights attaching to Treasury Shares and related matters

3.15	No dividend may be declared or paid, and no other distribution (whether in cash or otherwise) of the Company’s assets (including any distribution of assets to members on a winding up) may be made to the Company in respect of a Treasury Share.

3.16	The Company shall be entered in the Register as the holder of the Treasury Shares. However:

(a)	the Company shall not be treated as a member for any purpose and shall not exercise any right in respect of the Treasury Shares, and any purported exercise of such a right shall be void;

(b)	a Treasury Share shall not be voted, directly or indirectly, at any meeting of the Company and shall not be counted in determining the total number of issued shares at any given time, whether for the purposes of these Articles or the Act.

3.17	Nothing in the preceding Article prevents an allotment of Shares as fully paid bonus shares in respect of a Treasury Share and Shares allotted as fully paid bonus shares in respect of a Treasury Share shall be treated as Treasury Shares.

3.18	Treasury Shares may be disposed of by the Company in accordance with the Act and otherwise on such terms and conditions as the directors determine.

8

4.	Register of Members

4.1	The Company shall maintain or cause to be maintained the Register of Members in accordance with the Act.

4.2	The directors may determine that the Company shall maintain one or more branch registers of Members in accordance with the Act. The directors may also determine which Register of Members shall constitute the principal register and which shall constitute the branch register or registers, and to vary such determination from time to time.

4.3	The title to Shares listed on a Designated Stock Exchange may be evidenced and transferred in accordance with the laws applicable to the rules and regulations of the Designated Stock Exchange and, for these purposes, the Register of Members may be maintained in accordance with section 40B of the Act.

5.	Share certificates

Issue of share certificates

5.1	Upon being entered in the Register of Members as the holder of a Share, a Member shall be entitled:

(a)	without payment, to one certificate for all the Shares of each class held by that Member (and, upon transferring a part of the Member’s holding of Shares of any class, to a certificate for the balance of that holding); and

(b)	upon payment of such reasonable sum as the directors may determine for every certificate after the first, to several certificates each for one or more of that Member’s Shares.

5.2	Every certificate shall specify the number, class and distinguishing numbers (if any) of the Shares to which it relates and whether they are Fully Paid or partly paid up. A certificate may be executed under seal or executed in such other manner as the directors determine.

5.3	The Company shall not be bound to issue more than one certificate for Shares held jointly by several persons and delivery of a certificate for a Share to one joint holder shall be a sufficient delivery to all of them.

Renewal of lost or damaged share certificates

5.4	If a share certificate is defaced, worn-out, lost or destroyed, it may be renewed on such terms (if any) as to:

(a)	evidence;

(b)	indemnity;

(c)	payment of the expenses reasonably incurred by the Company in investigating the evidence; and

(d)	payment of a reasonable fee, if any, for issuing a replacement share certificate as the directors may determine, and (in the case of defacement or wearing-out) on delivery to the Company of the old certificate.

9

6.	Lien on Shares

Nature and scope of lien

6.1	The Company has a first and paramount lien on all Shares (whether Fully Paid or not) registered in the name of a Member (whether solely or jointly with others). The lien is for all moneys payable to the Company by the Member or the Member’s estate:

(a)	either alone or jointly with any other person, whether or not that other person is a Member; and

(b)	whether or not those moneys are presently payable.

6.2	At any time the directors may declare any Share to be wholly or partly exempt from the provisions of this Article.

Company may sell Shares to satisfy lien

6.3	The Company may sell any Shares over which it has a lien if all of the following conditions are met:

(a)	the sum in respect of which the lien exists is presently payable;

(b)	the Company gives notice to the Member holding the Share (or to the person entitled to it in consequence of the death or bankruptcy of that Member) demanding payment and stating that if the notice is not complied with the Shares may be sold; and

(c)	that sum is not paid within 14 Clear Days after that notice is deemed to be given under these Articles.

6.4	The Shares may be sold in such manner as the directors determine.

6.5	To the maximum extent permitted by Applicable Law, the directors shall incur no personal liability to the Member concerned in respect of the sale.

Authority to execute instrument of transfer

6.6	To give effect to a sale, the directors may authorise any person to execute an instrument of transfer of the Shares sold to, or in accordance with the directions of, the purchaser. The title of the transferee of the Shares shall not be affected by any irregularity or invalidity in the proceedings in respect of the sale.

Consequences of sale of Shares to satisfy lien

6.7	On sale pursuant to the preceding Articles:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares; and

(b)	that person shall deliver to the Company for cancellation the certificate for those Shares.

Despite this, that person shall remain liable to the Company for all monies which, at the date of sale, were presently payable by him to the Company in respect of those Shares. That person shall also be liable to pay interest on those monies from the date of sale until payment at the rate at which interest was payable before that sale or, failing that, at the Default Rate. The directors may waive payment wholly or in part or enforce payment without any allowance for the value of the Shares at the time of sale or for any consideration received on their disposal.

10

Application of proceeds of sale

6.8	The net proceeds of the sale, after payment of the costs, shall be applied in payment of so much of the sum for which the lien exists as is presently payable. Any residue shall be paid to the person whose Shares have been sold:

(a)	if no certificate for the Shares was issued, at the date of the sale; or

(b)	if a certificate for the Shares was issued, upon surrender to the Company of that certificate for cancellation but, in either case, subject to the Company retaining a like lien for all sums not presently payable as existed on the Shares before the sale.

7.	Calls on Shares and forfeiture

Power to make calls and effect of calls

7.1	Subject to the terms of allotment, the directors may make calls on the Members in respect of any moneys unpaid on their Shares including any premium. The call may provide for payment to be by instalments. Subject to receiving at least 14 Clear Days’ notice specifying when and where payment is to be made, each Member shall pay to the Company the amount called on his Shares as required by the notice.

7.2	Before receipt by the Company of any sum due under a call, that call may be revoked in whole or in part and payment of a call may be postponed in whole or in part. Where a call is to be paid in instalments, the Company may revoke the call in respect of all or any remaining instalments in whole or in part and may postpone payment of all or any of the remaining instalments in whole or in part.

7.3	A Member on whom a call is made shall remain liable for that call notwithstanding the subsequent transfer of the Shares in respect of which the call was made. A person shall not be liable for calls made after such person is no longer registered as Member in respect of those Shares.

Time when call made

7.4	A call shall be deemed to have been made at the time when the resolution of the directors authorising the call was passed.

Liability of joint holders

7.5	Members registered as the joint holders of a Share shall be jointly and severally liable to pay all calls in respect of the Share.

Interest on unpaid calls

7.6	If a call remains unpaid after it has become due and payable the person from whom it is due and payable shall pay interest on the amount unpaid from the day it became due and payable until it is paid:

(a)	at the rate fixed by the terms of allotment of the Share or in the notice of the call; or

11

(b)	if no rate is fixed, at the Default Rate.

The directors may waive payment of the interest wholly or in part.

Deemed calls

7.7	Any amount payable in respect of a Share, whether on allotment or on a fixed date or otherwise, shall be deemed to be payable as a call. If the amount is not paid when due the provisions of these Articles shall apply as if the amount had become due and payable by virtue of a call.

Power to accept early payment

7.8	The Company may accept from a Member the whole or a part of the amount remaining unpaid on Shares held by him although no part of that amount has been called up.

Power to make different arrangements at time of issue of Shares

7.9	Subject to the terms of allotment, the directors may make arrangements on the issue of Shares to distinguish between Members in the amounts and times of payment of calls on their Shares.

Notice of default

7.10	If a call remains unpaid after it has become due and payable the directors may give to the person from whom it is due not less than 14 Clear Days’ notice requiring payment of:

(a)	the amount unpaid;

(b)	any interest which may have accrued;

(c)	any expenses which have been incurred by the Company due to that person’s default.

7.11	The notice shall state the following:

(a)	the place where payment is to be made; and

(b)	a warning that if the notice is not complied with the Shares in respect of which the call is made will be liable to be forfeited.

Forfeiture or surrender of Shares

7.12	If the notice under the preceding Article is not complied with, the directors may, before the payment required by the notice has been received, resolve that any Share the subject of that notice be forfeited. The forfeiture shall include all dividends or other moneys payable in respect of the forfeited Share and not paid before the forfeiture. Despite the foregoing, the directors may determine that any Share the subject of that notice be accepted by the Company as surrendered by the Member holding that Share in lieu of forfeiture.

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7.13	The directors may accept the surrender for no consideration of any Fully Paid Share.

Disposal of forfeited or surrendered Share and power to cancel forfeiture or surrender

7.14	A forfeited or surrendered Share may be sold, re-allotted or otherwise disposed of on such terms and in such manner as the directors determine either to the former Member who held that Share or to any other person. The forfeiture or surrender may be cancelled on such terms as the directors think fit at any time before a sale, re-allotment or other disposition. Where, for the purposes of its disposal, a forfeited or surrendered Share is to be transferred to any person, the directors may authorise some person to execute an instrument of transfer of the Share to the transferee.

Effect of forfeiture or surrender on former Member

7.15	On forfeiture or surrender:

(a)	the name of the Member concerned shall be removed from the Register of Members as the holder of those Shares and that person shall cease to be a Member in respect of those Shares; and

(b)	that person shall surrender to the Company for cancellation the certificate (if any) for the forfeited or surrendered Shares.

7.16	Despite the forfeiture or surrender of his Shares, that person shall remain liable to the Company for all moneys which at the date of forfeiture or surrender were presently payable by him to the Company in respect of those Shares together with:

(a)	all expenses; and

(b)	interest from the date of forfeiture or surrender until payment:

(i)	at the rate of which interest was payable on those moneys before forfeiture; or

(ii)	if no interest was so payable, at the Default Rate.

The directors, however, may waive payment wholly or in part.

Evidence of forfeiture or surrender

7.17	A declaration, whether statutory or under oath, made by a director or the Secretary shall be conclusive evidence of the following matters stated in it as against all persons claiming to be entitled to forfeited Shares:

(a)	that the person making the declaration is a director or Secretary of the Company, and

(b)	that the particular Shares have been forfeited or surrendered on a particular date.

Subject to the execution of an instrument of transfer, if necessary, the declaration shall constitute good title to the Shares.

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Sale of forfeited or surrendered Shares

7.18	Any person to whom the forfeited or surrendered Shares are disposed of shall not be bound to see to the application of the consideration, if any, of those Shares nor shall his title to the Shares be affected by any irregularity in, or invalidity of the proceedings in respect of, the forfeiture, surrender or disposal of those Shares.

8.	Transfer of Shares

Form of transfer

8.1	Subject to the following Articles about the transfer of Shares, and provided that such transfer complies with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a Member may transfer Shares to another person by completing an instrument of transfer in a common form or in a form prescribed by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law or in any other form approved by the directors, executed:

(a)	where the Shares are Fully Paid, by or on behalf of that Member; and

(b)	where the Shares are partly paid, by or on behalf of that Member and the transferee.

8.2	The transferor shall be deemed to remain the holder of a Share until the name of the transferee is entered into the Register of Members.

Power to refuse registration

8.3	If the Shares in question were issued in conjunction with rights, options or warrants issued pursuant to Article 3.4 on terms that one cannot be transferred without the other, the directors shall refuse to register the transfer of any such Share without evidence satisfactory to them of the like transfer of such option or warrant.

Power to suspend registration

8.4	The directors may suspend registration of the transfer of Shares at such times and for such periods, not exceeding 30 days in any calendar year, as they determine.

Company may retain instrument of transfer

8.5	The Company shall be entitled to retain any instrument of transfer which is registered; but an instrument of transfer which the directors refuse to register shall be returned to the person lodging it when notice of the refusal is given.

9.	Transmission of Shares

Persons entitled on death of a Member

9.1	If a Member dies, the only persons recognised by the Company as having any title to the deceased Members’ interest are the following:

(a)	where the deceased Member was a joint holder, the survivor or survivors; and

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(b)	where the deceased Member was a sole holder, that Member’s personal representative or representatives.

9.2	Nothing in these Articles shall release the deceased Member’s estate from any liability in respect of any Share, whether the deceased was a sole holder or a joint holder.

Registration of transfer of a Share following death or bankruptcy

9.3	A person becoming entitled to a Share in consequence of the death or bankruptcy of a Member may elect to do either of the following:

(a)	to become the holder of the Share; or

(b)	to transfer the Share to another person.

9.4	That person must produce such evidence of his entitlement as the directors may properly require.

9.5	If the person elects to become the holder of the Share, he must give notice to the Company to that effect. For the purposes of these Articles, that notice shall be treated as though it were an executed instrument of transfer.

9.6	If the person elects to transfer the Share to another person then:

(a)	if the Share is Fully Paid, the transferor must execute an instrument of transfer; and

(b)	if the Share is partly paid, the transferor and the transferee must execute an instrument of transfer.

9.7	All these Articles relating to the transfer of Shares shall apply to the notice or, as appropriate, the instrument of transfer.

Indemnity

9.8	A person registered as a Member by reason of the death or bankruptcy of another Member shall indemnify the Company and the directors against any loss or damage suffered by the Company or the directors as a result of that registration.

Rights of person entitled to a Share following death or bankruptcy

9.9	A person becoming entitled to a Share by reason of the death or bankruptcy of a Member shall have the rights to which he would be entitled if he were registered as the holder of the Share. However, until he is registered as Member in respect of the Share, he shall not be entitled to attend or vote at any meeting of the Company or at any separate meeting of the holders of that class of Shares in the Company.

10.	Alteration of capital

Increasing, consolidating, converting, dividing and cancelling share capital

10.1	To the fullest extent permitted by the Act, the Company may by Ordinary Resolution do any of the following and amend its Memorandum for that purpose:

(a)	increase its share capital by new Shares of the amount fixed by that Ordinary Resolution and with the attached rights, priorities and privileges set out in that Ordinary Resolution;

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(b)	consolidate and divide all or any of its share capital into Shares of larger amount than its existing Shares;

(c)	convert all or any of its Paid Up Shares into stock, and reconvert that stock into Paid Up Shares of any denomination;

(d)	sub-divide its Shares or any of them into Shares of an amount smaller than that fixed by the Memorandum, so, however, that in the sub-division, the proportion between the amount paid and the amount, if any, unpaid on each reduced Share shall be the same as it was in case of the Share from which the reduced Share is derived; and

(e)	cancel Shares which, at the date of the passing of that Ordinary Resolution, have not been taken or agreed to be taken by any person, and diminish the amount of its share capital by the amount of the Shares so cancelled or, in the case of Shares without nominal par value, diminish the number of Shares into which its capital is divided.

Dealing with fractions resulting from consolidation of Shares

10.2	Whenever, as a result of a consolidation of Shares, any Members would become entitled to fractions of a Share the directors may on behalf of those Members:

(a)	sell the Shares representing the fractions for the best price reasonably obtainable to any person (including, subject to the provisions of the Act, the Company); and

(b)	distribute the net proceeds in due proportion among those Members.

For that purpose, the directors may authorise some person to execute an instrument of transfer of the Shares to, or in accordance with the directions of, the purchaser. The transferee shall not be bound to see to the application of the purchase money nor shall the transferee’s title to the Shares be affected by any irregularity in, or invalidity of, the proceedings in respect of the sale.

Reducing share capital

10.3	Subject to the Act and to any rights for the time being conferred on the Members holding a particular class of Shares, the Company may, by Special Resolution, reduce its share capital in any way.

11.	Redemption and purchase of own Shares

Power to issue redeemable Shares and to purchase own Shares

11.1	Subject to the Act and Article 37, and to any rights for the time being conferred on the Members holding a particular class of Shares, and, where applicable, the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, the Company may by its directors:

(a)	issue Shares that are to be redeemed or liable to be redeemed, at the option of the Company or the Member holding those redeemable Shares, on the terms and in the manner its directors determine before the issue of those Shares;

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(b)	with the consent by Special Resolution of the Members holding Shares of a particular class, vary the rights attaching to that class of Shares so as to provide that those Shares are to be redeemed or are liable to be redeemed at the option of the Company on the terms and in the manner which the directors determine at the time of such variation; and

(c)	purchase all or any of its own Shares of any class including any redeemable Shares on the terms and in the manner which the directors determine at the time of such purchase.

The Company may make a payment in respect of the redemption or purchase of its own Shares in any manner authorised by the Act, including out of any combination of the following: capital, its profits and the proceeds of a fresh issue of Shares.

11.2	With respect to redeeming, repurchasing or surrendering of Shares:

(a)	Members who hold Public Shares are entitled to request the redemption of such Shares in the circumstances described in Article 37.3;

(b)	Shares held by the Sponsor shall be surrendered by the Sponsor for no consideration to the extent that the Over-Allotment Option is not exercised in full so that the Sponsor will own 20% of the Company’s issued Shares immediately after the IPO (without giving effect to the sale of the private units and the issuance of representative shares in the IPO, and assuming the Sponsor does not purchase units in the IPO); and

(c)	Public Shares shall be repurchased by way of Tender Offer in the circumstances set out in Article 37.2(b).

Power to pay for redemption or purchase in cash or in specie

11.3	When making a payment in respect of the redemption or purchase of Shares, the directors may make the payment in cash or in specie (or partly in one and partly in the other) if so authorised by the terms of the allotment of those Shares, or by the terms applying to those Shares in accordance with Article 11.1, or otherwise by agreement with the Member holding those Shares.

Effect of redemption or purchase of a Share

11.4	Upon the date of redemption or purchase of a Share:

(a)	the Member holding that Share shall cease to be entitled to any rights in respect of the Share other than the right to receive:

(i)	the price for the Share; and

(ii)	any dividend declared in respect of the Share prior to the date of redemption or purchase;

(b)	the Member’s name shall be removed from the Register of Members with respect to the Share; and

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(c)	the Share shall be cancelled or held as a Treasury Shares, as the directors may determine.

For the purpose of this Article, the date of redemption or purchase is the date when the redemption or purchase falls due.

11.5	For the avoidance of doubt, redemptions and repurchases of Shares in the circumstances described in Articles 11.2(a), 11.2(b) and 11.2(c) above shall not require further approval of the Members.

12.	Meetings of Members

Power to call meetings

12.1	To the extent required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, an annual general meeting of the Company shall be held no later than one year after the first financial year end occurring after the IPO, and shall be held in each year thereafter at such time as determined by the directors and the Company may, but shall not (unless required by the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law) be obliged to, in each year hold any other general meeting.

12.2	The agenda of the annual general meeting shall be set by the directors and shall include the presentation of the Company’s annual accounts and the report of the directors (if any).

12.3	Annual general meetings shall be held in New York, USA or in such other places as the directors may determine.

12.4	All general meetings other than annual general meetings shall be called extraordinary general meetings and the Company shall specify the meeting as such in the notices calling it.

12.5	The directors may call a general meeting at any time.

12.6	If there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, the directors must call a general meeting for the purpose of appointing additional directors.

12.7	The directors must also call a general meeting if requisitioned in the manner set out in the next two Articles.

12.8	The requisition must be in writing and given by one or more Members who together hold not less than 40% of the rights to vote at such general meeting.

12.9	The requisition must also:

(a)	specify the purpose of the meeting.

(b)	be signed by or on behalf of each requisitioner (and for this purpose each joint holder shall be obliged to sign). The requisition may consist of several documents in like form signed by one or more of the requisitioners.

(c)	be delivered in accordance with the notice provisions.

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12.10	Should the directors fail to call a general meeting within 21 Clear Days from the date of receipt of a requisition, the requisitioners or any of them may call a general meeting within three months after the end of that period.

12.11	Without limitation to the foregoing, if there are insufficient directors to constitute a quorum and the remaining directors are unable to agree on the appointment of additional directors, any one or more Members who together hold at least 40% of the rights to vote at a general meeting may call a general meeting for the purpose of considering the business specified in the notice of meeting which shall include as an item of business the appointment of additional directors.

12.12	Members seeking to bring business before the annual general meeting or to nominate candidates for election as directors at the annual general meeting must deliver notice to the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.

Content of notice

12.13	Notice of a general meeting shall specify each of the following:

(a)	the place, the date and the hour of the meeting;

(b)	if the meeting is to be held in two or more places, the technology that will be used to facilitate the meeting;

(c)	subject to paragraph (d), the general nature of the business to be transacted; and

(d)	if a resolution is proposed as a Special Resolution, the text of that resolution.

12.14	In each notice there shall appear with reasonable prominence the following statements:

(a)	that a Member who is entitled to attend and vote is entitled to appoint one or more proxies to attend and vote instead of that Member; and

(b)	that a proxyholder need not be a Member.

Period of notice

12.15	At least five Clear Days’ notice of a general meeting must be given to Members, provided that a general meeting of the Company shall, whether or not the notice specified in this Article has been given and whether or not the provisions of these Articles regarding general meetings have been complied with, be deemed to have been duly convened if it is so agreed:

(a)	in the case of an annual general meeting, by all of the Members entitled to attend and vote thereat; and

(b)	in the case of an extraordinary general meeting, by a majority in number of the Members having a right to attend and vote at the meeting, together holding not less than 95% in par value of the Shares giving that right.

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Persons entitled to receive notice

12.16	Subject to the provisions of these Articles and to any restrictions imposed on any Shares, the notice shall be given to the following people:

(a)	the Members;

(b)	persons entitled to a Share in consequence of the death or bankruptcy of a Member; and

(c)	the directors.

Publication of notice on a website

12.17	Subject to the Act or the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law, a notice of a general meeting may be published on a website providing the recipient is given separate notice of:

(a)	the publication of the notice on the website;

(b)	the place on the website where the notice may be accessed;

(c)	how it may be accessed; and

(d)	the place, date and time of the general meeting.

12.18	If a Member notifies the Company that he is unable for any reason to access the website, the Company must as soon as practicable give notice of the meeting to that Member by any other means permitted by these Articles. This will not affect when that Member is deemed to have received notice of the meeting.

Time a website notice is deemed to be given

12.19	A website notice is deemed to be given when the Member is given notice of its publication.

Required duration of publication on a website

12.20	Where the notice of meeting is published on a website, it shall continue to be published in the same place on that website from the date of the notification until at least the conclusion of the meeting to which the notice relates.

Accidental omission to give notice or non-receipt of notice

12.21	Proceedings at a meeting shall not be invalidated by the following:

(a)	an accidental failure to give notice of the meeting to any person entitled to notice; or

(b)	non-receipt of notice of the meeting by any person entitled to notice.

12.22	In addition, where a notice of meeting is published on a website, proceedings at the meeting shall not be invalidated merely because it is accidentally published:

(a)	in a different place on the website; or

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(b)	for part only of the period from the date of the notification until the conclusion of the meeting to which the notice relates.

13.	Proceedings at meetings of Members

Quorum

13.1	Save as provided in the following Article, no business shall be transacted at any meeting unless a quorum is present in person or by proxy. One or more Members who together hold not less than one-third of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy shall be a quorum; provided that a quorum in connection with any meeting that is convened to vote on a Business Combination or any meeting convened with regards to an amendment described in Article 37.9 shall be a majority of the Shares entitled to vote at such meeting being individuals present in person or by proxy or if a corporation or other non-natural person by its duly authorised representative or proxy.

Lack of quorum

13.2	If a quorum is not present within 15 minutes of the time appointed for the meeting, or if at any time during the meeting it becomes inquorate, then the following provisions apply:

(a)	If the meeting was requisitioned by Members, it shall be cancelled.

(b)	In any other case, the meeting shall stand adjourned to the same time and place seven days hence, or to such other time or place as is determined by the directors. If a quorum is not present within 15 minutes of the time appointed for the adjourned meeting, then the meeting shall be dissolved.

Use of technology

13.3	A person may participate in a general meeting through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting. A person participating in this way is deemed to be present in person at the meeting.

Chairman

13.4	The chairman of a general meeting shall be the chairman of the board or such other director as the directors have nominated to chair board meetings in the absence of the chairman of the board. Absent any such person being present within 15 minutes of the time appointed for the meeting, the directors present shall elect one of their number to chair the meeting.

13.5	If no director is present within 15 minutes of the time appointed for the meeting, or if no director is willing to act as chairman, the Members present in person or by proxy and entitled to vote shall choose one of their number to chair the meeting.

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Right of a director to attend and speak

13.6	Even if a director is not a Member, he shall be entitled to attend and speak at any general meeting and at any separate meeting of Members holding a particular class of Shares in the Company.

Adjournment and Postponement

13.7	The chairman may at any time adjourn a meeting. The chairman must adjourn the meeting if so directed by the meeting. No business, however, can be transacted at an adjourned meeting other than business which might properly have been transacted at the original meeting.

13.8	Should a meeting be adjourned for more than twenty Clear Days, whether because of a lack of quorum or otherwise, Members shall be given at least five Clear Days’ notice of the date, time and place of the adjourned meeting and the general nature of the business to be transacted. Otherwise it shall not be necessary to give any notice of the adjournment.

13.9	If, prior to a Business Combination, a notice is issued in respect of a general meeting and the directors, in their absolute discretion, consider that it is impractical or undesirable for any reason to hold that general meeting at the place, the day and the hour specified in the notice calling such general meeting, the directors may postpone the general meeting to another place, day and/or hour provided that notice of the place, the day and the hour of the rearranged general meeting is promptly given to all Members. No business shall be transacted at any postponed meeting other than the business specified in the notice of the original meeting.

13.10	When a general meeting is postponed for thirty days or more, notice of the postponed meeting shall be given as in the case of an original meeting. Otherwise it shall not be necessary to give any such notice of a postponed meeting. All proxy forms submitted for the original general meeting shall remain valid for the postponed meeting. The directors may postpone a general meeting which has already been postponed.

Method of voting

13.11	A resolution put to the vote of the meeting shall be decided on a poll.

Taking of a poll

13.12	A poll demanded on the question of adjournment shall be taken immediately.

13.13	A poll demanded on any other question shall be taken either immediately or at an adjourned meeting at such time and place as the chairman directs, not being more than 30 Clear Days after the poll was demanded.

13.14	The demand for a poll shall not prevent the meeting continuing to transact any business other than the question on which the poll was demanded.

13.15	A poll shall be taken in such manner as the chairman directs. He may appoint scrutineers (who need not be Members) and fix a place and time for declaring the result of the poll. If, through the aid of technology, the meeting is held in more than place, the chairman may appoint scrutineers in more than place; but if he considers that the poll cannot be effectively monitored at that meeting, the chairman shall adjourn the holding of the poll to a date, place and time when that can occur.

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Chairman’s casting vote

13.16	If the votes on a resolution are equal, the chairman may if he wishes exercise a casting vote.

Amendments to resolutions

13.17	An Ordinary Resolution to be proposed at a general meeting may be amended by Ordinary Resolution if:

(a)	not less than 48 hours before the meeting is to take place (or such later time as the chairman of the meeting may determine), notice of the proposed amendment is given to the Company in writing by a Member entitled to vote at that meeting; and

(b)	the proposed amendment does not, in the reasonable opinion of the chairman of the meeting, materially alter the scope of the resolution.

13.18	A Special Resolution to be proposed at a general meeting may be amended by Ordinary Resolution, if:

(a)	the chairman of the meeting proposes the amendment at the general meeting at which the resolution is to be proposed, and

(b)	the amendment does not go beyond what the chairman considers is necessary to correct a grammatical or other non-substantive error in the resolution.

13.19	If the chairman of the meeting, acting in good faith, wrongly decides that an amendment to a resolution is out of order, the chairman’s error does not invalidate the vote on that resolution.

Written resolutions

13.20	Members may pass a resolution in writing without holding a meeting if the following conditions are met:

(a)	all Members entitled so to vote are given notice of the resolution as if the same were being proposed at a meeting of Members;

(b)	all Members entitled so to vote :

(i)	sign a document; or

(ii)	sign several documents in the like form each signed by one or more of those Members; and

(c)	the signed document or documents is or are delivered to the Company, including, if the Company so nominates, by delivery of an Electronic Record by Electronic means to the address specified for that purpose.

Such written resolution shall be as effective as if it had been passed at a meeting of the Members entitled to vote duly convened and held.

13.21	If a written resolution is described as a Special Resolution or as an Ordinary Resolution, it has effect accordingly.

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13.22	The directors may determine the manner in which written resolutions shall be put to Members. In particular, they may provide, in the form of any written resolution, for each Member to indicate, out of the number of votes the Member would have been entitled to cast at a meeting to consider the resolution, how many votes he wishes to cast in favour of the resolution and how many against the resolution or to be treated as abstentions. The result of any such written resolution shall be determined on the same basis as on a poll.

Sole-member company

13.23	If the Company has only one Member, and the Member records in writing his decision on a question, that record shall constitute both the passing of a resolution and the minute of it.

14.	Voting rights of Members

Right to vote

14.1	Subject to any rights or restrictions attached to any Member’s Shares, or unless a call or other amount presently payable has not been paid, all Members are entitled to vote at a general meeting, and all Members holding Shares of a particular class of Shares are entitled to vote at a meeting of the holders of that class of Shares.

14.2	Members may vote in person or by proxy.

14.3	Every Member shall have one vote for each Share he holds, unless any Share carries special voting rights.

14.4	A fraction of a Share shall entitle its holder to an equivalent fraction of one vote.

14.5	No Member is bound to vote on his Shares or any of them; nor is he bound to vote each of his Shares in the same way.

Rights of joint holders

14.6	If Shares are held jointly, only one of the joint holders may vote. If more than one of the joint holders tenders a vote, the vote of the holder whose name in respect of those Shares appears first in the Register of Members shall be accepted to the exclusion of the votes of the other joint holder.

Representation of corporate Members

14.7	Save where otherwise provided, a corporate Member must act by a duly authorised representative.

14.8	A corporate Member wishing to act by a duly authorised representative must identify that person to the Company by notice in writing.

14.9	The authorisation may be for any period of time, and must be delivered to the Company not less than two hours before the commencement of the meeting at which it is first used.

14.10	The directors of the Company may require the production of any evidence which they consider necessary to determine the validity of the notice.

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14.11	Where a duly authorised representative is present at a meeting that Member is deemed to be present in person; and the acts of the duly authorised representative are personal acts of that Member.

14.12	A corporate Member may revoke the appointment of a duly authorised representative at any time by notice to the Company; but such revocation will not affect the validity of any acts carried out by the duly authorised representative before the directors of the Company had actual notice of the revocation.

14.13	If a clearing house (or its nominee(s)), being a corporation, is a Member, it may authorise such persons as it sees fit to act as its representative at any meeting of the Company or at any meeting of any class of Members provided that the authorisation shall specify the number and class of Shares in respect of which each such representative is so authorised. Each person so authorised under the provisions of this Article shall be deemed to have been duly authorised without further evidence of the facts and be entitled to exercise the same rights and powers on behalf of the clearing house (or its nominee(s)) as if such person was the registered holder of such Shares held by the clearing house (or its nominee(s)).

Member with mental disorder

14.14	A Member in respect of whom an order has been made by any court having jurisdiction (whether in the Islands or elsewhere) in matters concerning mental disorder may vote, by that Member’s receiver, curator bonis or other person authorised in that behalf appointed by that court.

14.15	For the purpose of the preceding Article, evidence to the satisfaction of the directors of the authority of the person claiming to exercise the right to vote must be received not less than 24 hours before holding the relevant meeting or the adjourned meeting in any manner specified for the delivery of forms of appointment of a proxy, whether in writing or by Electronic means. In default, the right to vote shall not be exercisable.

Objections to admissibility of votes

14.16	An objection to the validity of a person’s vote may only be raised at the meeting or at the adjourned meeting at which the vote is sought to be tendered. Any objection duly made shall be referred to the chairman whose decision shall be final and conclusive.

Form of proxy

14.17	An instrument appointing a proxy shall be in any common form or in any other form approved by the directors.

14.18	The instrument must be in writing and signed in one of the following ways:

(a)	by the Member; or

(b)	by the Member’s authorised attorney; or

(c)	if the Member is a corporation or other body corporate, under seal or signed by an authorised officer, secretary or attorney.

If the directors so resolve, the Company may accept an Electronic Record of that instrument delivered in the manner specified below and otherwise satisfying these Articles about authentication of Electronic Records.

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14.19	The directors may require the production of any evidence which they consider necessary to determine the validity of any appointment of a proxy.

14.20	A Member may revoke the appointment of a proxy at any time by notice to the Company duly signed in accordance with the Article above about signing proxies; but such revocation will not affect the validity of any acts carried out by the proxy before the directors of the Company had actual notice of the revocation.

How and when proxy is to be delivered

14.21	Subject to the following Articles, the form of appointment of a proxy and any authority under which it is signed (or a copy of the authority certified notarially or in any other way approved by the directors) must be delivered so that it is received by the Company not less than 48 hours before the time for holding the meeting or adjourned meeting at which the person named in the form of appointment of proxy proposes to vote. They must be delivered in either of the following ways:

(a)	In the case of an instrument in writing, it must be left at or sent by post:

(i)	to the registered office of the Company; or

(ii)	to such other place specified in the notice convening the meeting or in any form of appointment of proxy sent out by the Company in relation to the meeting.

(b)	If, pursuant to the notice provisions, a notice may be given to the Company in an Electronic Record, an Electronic Record of an appointment of a proxy must be sent to the address specified pursuant to those provisions unless another address for that purpose is specified:

(i)	in the notice convening the meeting; or

(ii)	in any form of appointment of a proxy sent out by the Company in relation to the meeting; or

(iii)	in any invitation to appoint a proxy issued by the Company in relation to the meeting.

14.22	Where a poll is taken:

(a)	if it is taken more than seven Clear Days after it is demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be delivered as required under the preceding Article not less than 24 hours before the time appointed for the taking of the poll;

(b)	but if it to be taken within seven Clear Days after it was demanded, the form of appointment of a proxy and any accompanying authority (or an Electronic Record of the same) must be e delivered as required under the preceding Article not less than two hours before the time appointed for the taking of the poll.

14.23	If the form of appointment of proxy is not delivered on time, it is invalid.

Voting by proxy

14.24	A proxy shall have the same voting rights at a meeting or adjourned meeting as the Member would have had except to the extent that the instrument appointing him limits those rights. Notwithstanding the appointment of a proxy, a Member may attend and vote at a meeting or adjourned meeting. If a Member votes on any resolution a vote by his proxy on the same resolution, unless in respect of different Shares, shall be invalid.

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15.	Number of directors

Unless otherwise determined by Ordinary Resolution, the minimum number of directors shall be one and the maximum shall be ten.

16.	Appointment, disqualification and removal of directors

No age limit

16.1	There is no age limit for directors save that they must be aged at least 18 years.

Corporate directors

16.2	Unless prohibited by law, a body corporate may be a director. If a body corporate is a director, these Articles about representation of corporate Members at general meetings apply, mutatis mutandis, to these Articles about directors’ meetings.

No shareholding qualification

16.3	Unless a shareholding qualification for directors is fixed by Ordinary Resolution, no director shall be required to own Shares as a condition of his appointment.

Appointment and removal of directors

16.4	All directors shall hold office until the expiration of their respective terms of office and until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.5	After the closing of a Business Combination, the Company may by Ordinary Resolution appoint any person to be a director or may by Ordinary Resolution remove any director.

16.6	Without prejudice to the Company’s power to appoint a person to be a director pursuant to these Articles, the directors shall have power at any time to appoint any person who is willing to act as a director, either to fill a vacancy or as an additional director. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.

16.7	Notwithstanding the other provisions of these Articles, in any case where, as a result of death, the Company has no directors and no shareholders, the personal representatives of the last shareholder to have died have the power, by notice in writing to the Company, to appoint a person to be a director. For the purpose of this Article:

(a)	where two or more shareholders die in circumstances rendering it uncertain who was the last to die, a younger shareholder is deemed to have survived an older shareholder;

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(b)	if the last shareholder died leaving a will which disposes of that shareholder’s shares in the Company (whether by way of specific gift, as part of the residuary estate, or otherwise):

(i)	the expression personal representatives of the last shareholder means:

(A)	until a grant of probate in respect of that will has been obtained from the Grand Court of the Cayman Islands, all of the executors named in that will who are living at the time the power of appointment under this Article is exercised; and

(B)	after such grant of probate has been obtained, only such of those executors who have proved that will;

(ii)	without derogating from section 3(1) of the Succession Act (Revised), the executors named in that will may exercise the power of appointment under this Article without first obtaining a grant of probate.

16.8	A remaining director may appoint a director even though there is not a quorum of directors.

16.9	No appointment can cause the number of directors to exceed the maximum; and any such appointment shall be invalid.

16.10	For so long as Shares are listed on a Designated Stock Exchange, the directors shall include at least such number of Independent Directors as Applicable Law or the rules and regulations of the Designated Stock Exchange require, subject to applicable phase-in rules of the Designated Stock Exchange.

Resignation of directors

16.11	A director may at any time resign office by giving to the Company notice in writing or, if permitted pursuant to the notice provisions, in an Electronic Record delivered in either case in accordance with those provisions.

16.12	Unless the notice specifies a different date, the director shall be deemed to have resigned on the date that the notice is delivered to the Company.

Termination of the office of director

16.13	A director’s office shall be terminated forthwith if:

(a)	he is prohibited by the law of the Islands from acting as a director; or

(b)	he is made bankrupt or makes an arrangement or composition with his creditors generally; or

(c)	in the opinion of a registered medical practitioner by whom he is being treated he becomes physically or mentally incapable of acting as a director; or

(d)	he is made subject to any law relating to mental health or incompetence, whether by court order or otherwise;

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(e)	without the consent of the other directors, he is absent from meetings of directors for a continuous period of six months; or

(f)	all of the other directors (being not less than two in number) determine that he should be removed as a director, either by a resolution passed by all of the other directors at a meeting of the directors duly convened and held in accordance with these Articles or by a resolution in writing signed by all of the other directors.

17.	Alternate directors

Appointment and removal

17.1	Any director may appoint any other person, including another director, to act in his place as an alternate director. No appointment shall take effect until the director has given notice of the appointment to the other directors. Such notice must be given to each other director by either of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the other director has an email address, by emailing to that address a scanned copy of the notice as a PDF attachment (the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the recipient in readable form. For the avoidance of doubt, the same email may be sent to the email address of more than one director (and to the email address of the Company pursuant to Article 17.4(c)).

17.2	Without limitation to the preceding Article, a director may appoint an alternate for a particular meeting by sending an email to his fellow directors informing them that they are to take such email as notice of such appointment for such meeting. Such appointment shall be effective without the need for a signed notice of appointment or the giving of notice to the Company in accordance with Article 17.4.

17.3	A director may revoke his appointment of an alternate at any time. No revocation shall take effect until the director has given notice of the revocation to the other directors. Such notice must be given by either of the methods specified in Article 17.1.

17.4	A notice of appointment or removal of an alternate director must also be given to the Company by any of the following methods:

(a)	by notice in writing in accordance with the notice provisions;

(b)	if the Company has a facsimile address for the time being, by sending by facsimile transmission to that facsimile address a facsimile copy or, otherwise, by sending by facsimile transmission to the facsimile address of the Company’s registered office a facsimile copy (in either case, the facsimile copy being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of an error-free transmission report from the sender’s fax machine;

(c)	if the Company has an email address for the time being, by emailing to that email address a scanned copy of the notice as a PDF attachment or, otherwise, by emailing to the email address provided by the Company’s registered office a scanned copy of the notice as a PDF attachment (in either case, the PDF version being deemed to be the notice unless Article 32.7 applies), in which event notice shall be taken to be given on the date of receipt by the Company or the Company’s registered office (as appropriate) in readable form; or

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(d)	if permitted pursuant to the notice provisions, in some other form of approved Electronic Record delivered in accordance with those provisions in writing.

Notices

17.5	All notices of meetings of directors shall continue to be given to the appointing director and not to the alternate.

Rights of alternate director

17.6	An alternate director shall be entitled to attend and vote at any board meeting or meeting of a committee of the directors at which the appointing director is not personally present, and generally to perform all the functions of the appointing director in his absence.

17.7	For the avoidance of doubt:

(a)	if another director has been appointed an alternate director for one or more directors, he shall be entitled to a separate vote in his own right as a director and in right of each other director for whom he has been appointed an alternate; and

(b)	if a person other than a director has been appointed an alternate director for more than one director, he shall be entitled to a separate vote in right of each director for whom he has been appointed an alternate.

17.8	An alternate director, however, is not entitled to receive any remuneration from the Company for services rendered as an alternate director.

Appointment ceases when the appointor ceases to be a director

17.9	An alternate director shall cease to be an alternate director if the director who appointed him ceases to be a director.

Status of alternate director

17.10	An alternate director shall carry out all functions of the director who made the appointment.

17.11	Save where otherwise expressed, an alternate director shall be treated as a director under these Articles.

17.12	An alternate director is not the agent of the director appointing him.

17.13	An alternate director is not entitled to any remuneration for acting as alternate director.

Status of the director making the appointment

17.14	A director who has appointed an alternate is not thereby relieved from the duties which he owes the Company.

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18.	Powers of directors

Powers of directors

18.1	Subject to the provisions of the Act, the Memorandum and these Articles, the business of the Company shall be managed by the directors who may for that purpose exercise all the powers of the Company.

18.2	No prior act of the directors shall be invalidated by any subsequent alteration of the Memorandum or these Articles. However, to the extent allowed by the Act, following the consummation of the IPO Members may by Special Resolution validate any prior or future act of the directors which would otherwise be in breach of their duties.

Appointments to office

18.3	The directors may appoint a director:

(a)	as chairman of the board of directors;

(b)	as vice-chairman of the board of directors;

(c)	as managing director;

(d)	to any other executive office

for such period and on such terms, including as to remuneration, as they think fit.

18.4	The appointee must consent in writing to holding that office.

18.5	Where a chairman is appointed he shall, unless unable to do so, preside at every meeting of directors.

18.6	If there is no chairman, or if the chairman is unable to preside at a meeting, that meeting may select its own chairman; or the directors may nominate one of their number to act in place of the chairman should he ever not be available.

18.7	Subject to the provisions of the Act, the directors may also appoint any person, who need not be a director:

(a)	as Secretary; and

(b)	to any office that may be required (including, for the avoidance of doubt, one or more chief executive officers, presidents, a chief financial officer, a treasurer, vice-presidents, one or more assistant vice-presidents, one or more assistant treasurers and one or more assistant secretaries), for such period and on such terms, including as to remuneration, as they think fit. In the case of an Officer, that Officer may be given any title the directors decide.

18.8	The Secretary or Officer must consent in writing to holding that office.

18.9	A director, Secretary or other Officer of the Company may not hold the office, or perform the services, of Auditor.

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Remuneration

18.10	The remuneration to be paid to the directors, if any, shall be such remuneration as the directors shall determine, provided that no cash remuneration shall be paid to any director prior to the consummation of a Business Combination. The directors shall also, whether prior to or after the consummation of a Business Combination, be entitled to be paid all out of pocket expenses properly incurred by them in connection with activities on behalf of the Company, including identifying and consummating a Business Combination.

18.11	Remuneration may take any form and may include arrangements to pay pensions, health insurance, death or sickness benefits, whether to the director or to any other person connected to or related to him.

18.12	Unless his fellow directors determine otherwise, a director is not accountable to the Company for remuneration or other benefits received from any other company which is in the same group as the Company or which has common shareholdings.

Disclosure of information

18.13	The directors may release or disclose to a third party any information regarding the affairs of the Company, including any information contained in the Register of Members relating to a Member, (and they may authorise any director, Officer or other authorised agent of the Company to release or disclose to a third party any such information in his possession) if:

(a)	the Company or that person, as the case may be, is lawfully required to do so under the laws of any jurisdiction to which the Company is subject; or

(b)	such disclosure is in compliance with the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law; or

(c)	such disclosure is in accordance with any contract entered into by the Company; or

(d)	the directors are of the opinion such disclosure would assist or facilitate the Company’s operations.

19.	Delegation of powers

Power to delegate any of the directors’ powers to a committee

19.1	The directors may delegate any of their powers to any committee consisting of one or more persons who need not be Members (including, without limitation, the Audit Committee, the Compensation Committee and the Nominating Committee). Persons on the committee may include non-directors so long as the majority of those persons are directors.

19.2	The delegation may be collateral with, or to the exclusion of, the directors’ own powers.

19.3	The delegation may be on such terms as the directors think fit, including provision for the committee itself to delegate to a sub-committee; save that any delegation must be capable of being revoked or altered by the directors at will.

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19.4	Unless otherwise permitted by the directors, a committee must follow the procedures prescribed for the taking of decisions by directors.

19.5	The directors may adopt formal written charters for committees and, if so adopted, shall review and assess the adequacy of such formal written charters on an annual basis. Each of these committees shall be empowered to do all things necessary to exercise the rights of such committee set forth in the Articles and shall have such powers as the directors may delegate pursuant to the Articles and as required by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law. Each of the Audit Committee, the Compensation Committee and the Nominating Committee, if established, shall consist of such number of directors as the directors shall from time to time determine (or such minimum number as may be required from time to time by the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law). For so long as any class of Shares is listed on the Designated Stock Exchange, the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee shall be made up of such number of Independent Directors as is required from time to time by the rules and regulations of the rules and regulations of the Designated Stock Exchange, the SEC and/or any other competent regulatory authority or otherwise under Applicable Law.

Power to appoint an agent of the Company

19.6	The directors may appoint any person, either generally or in respect of any specific matter, to be the agent of the Company with or without authority for that person to delegate all or any of that person’s powers. The directors may make that appointment:

(a)	by causing the Company to enter into a power of attorney or agreement; or

(b)	in any other manner they determine.

Power to appoint an attorney or authorised signatory of the Company

19.7	The directors may appoint any person, whether nominated directly or indirectly by the directors, to be the attorney or the authorised signatory of the Company. The appointment may be:

(a)	for any purpose;

(b)	with the powers, authorities and discretions;

(c)	for the period; and

(d)	subject to such conditions

as they think fit. The powers, authorities and discretions, however, must not exceed those vested in, or exercisable, by the directors under these Articles. The directors may do so by power of attorney or any other manner they think fit.

19.8	Any power of attorney or other appointment may contain such provision for the protection and convenience for persons dealing with the attorney or authorised signatory as the directors think fit. Any power of attorney or other appointment may also authorise the attorney or authorised signatory to delegate all or any of the powers, authorities and discretions vested in that person.

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Power to appoint a proxy

19.9	Any director may appoint any other person, including another director, to represent him at any meeting of the directors. If a director appoints a proxy, then for all purposes the presence or vote of the proxy shall be deemed to be that of the appointing director.

19.10	Articles 17.1 to 17.4 inclusive (relating to the appointment by directors of alternate directors) apply, mutatis mutandis, to the appointment of proxies by directors.

19.11	A proxy is an agent of the director appointing him and is not an Officer.

20.	Meetings of directors

Regulation of directors’ meetings

20.1	Subject to the provisions of these Articles, the directors may regulate their proceedings as they think fit.

Calling meetings

20.2	Any director may call a meeting of directors at any time. The Secretary, if any, must call a meeting of the directors if requested to do so by a director.

Notice of meetings

20.3	Every director shall be given notice of a meeting, although a director may waive retrospectively the requirement to be given notice. Notice may be oral. Attendance at a meeting without written objection shall be deemed to be a waiver of such notice requirement.

Period of notice

20.4	At least five Clear Days’ notice of a meeting of directors must be given to directors. A meeting may be convened on shorter notice with the consent of all directors.

Use of technology

20.5	A director may participate in a meeting of directors through the medium of conference telephone, video or any other form of communications equipment providing all persons participating in the meeting are able to hear and speak to each other throughout the meeting.

20.6	A director participating in this way is deemed to be present in person at the meeting.

Place of meetings

20.7	If all the directors participating in a meeting are not in the same place, they may decide that the meeting is to be treated as taking place wherever any of them is.

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Quorum

20.8	The quorum for the transaction of business at a meeting of directors shall be two unless the directors fix some other number or unless the Company has only one director.

Voting

20.9	A question which arises at a board meeting shall be decided by a majority of votes. If votes are equal the chairman may, if he wishes, exercise a casting vote.

Validity

20.10	Anything done at a meeting of directors is unaffected by the fact that it is later discovered that any person was not properly appointed, or had ceased to be a director, or was otherwise not entitled to vote.

Recording of dissent

20.11	A director present at a meeting of directors shall be presumed to have assented to any action taken at that meeting unless:

(a)	his dissent is entered in the minutes of the meeting; or

(b)	he has filed with the meeting before it is concluded signed dissent from that action; or

(c)	he has forwarded to the Company as soon as practical following the conclusion of that meeting signed dissent.

A director who votes in favour of an action is not entitled to record his dissent to it.

Written resolutions

20.12	The directors may pass a resolution in writing without holding a meeting if all directors sign a document or sign several documents in the like form each signed by one or more of those directors.

20.13	Despite the foregoing, a resolution in writing signed by a validly appointed alternate director or by a validly appointed proxy need not also be signed by the appointing director. If a written resolution is signed personally by the appointing director, it need not also be signed by his alternate or proxy.

20.14	Such written resolution shall be as effective as if it had been passed at a meeting of the directors duly convened and held; and it shall be treated as having been passed on the day and at the time that the last director signs.

Sole director’s minute

20.15	Where a sole director signs a minute recording his decision on a question, that record shall constitute the passing of a resolution in those terms.

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21.	Permissible directors’ interests and disclosure

Permissible interests subject to disclosure

21.1	Save as expressly permitted by these Articles or as set out below, a director may not have a direct or indirect interest or duty which conflicts or may possibly conflict with the interests of the Company.

21.2	If, notwithstanding the prohibition in the preceding Article, a director discloses to his fellow directors the nature and extent of any material interest or duty in accordance with the next Article, he may:

(a)	be a party to, or otherwise interested in, any transaction or arrangement with the Company or in which the Company is or may otherwise be interested; or

(b)	be interested in another body corporate promoted by the Company or in which the Company is otherwise interested. In particular, the director may be a director, secretary or officer of, or employed by, or be a party to any transaction or arrangement with, or otherwise interested in, that other body corporate.

21.3	Such disclosure may be made at a meeting of the board or otherwise (and, if otherwise, it must be made in writing). The director must disclose the nature and extent of his direct or indirect interest in or duty in relation to a transaction or arrangement or series of transactions or arrangements with the Company or in which the Company has any material interest.

21.4	If a director has made disclosure in accordance with the preceding Article, then he shall not, by reason only of his office, be accountable to the Company for any benefit that he derives from any such transaction or arrangement or from any such office or employment or from any interest in any such body corporate, and no such transaction or arrangement shall be liable to be avoided on the ground of any such interest or benefit.

Notification of interests

21.5	For the purposes of the preceding Articles:

(a)	a general notice that a director gives to the other directors that he is to be regarded as having an interest of the nature and extent specified in the notice in any transaction or arrangement in which a specified person or class of persons is interested shall be deemed to be a disclosure that he has an interest in or duty in relation to any such transaction of the nature and extent so specified; and

(b)	an interest of which a director has no knowledge and of which it is unreasonable to expect him to have knowledge shall not be treated as an interest of his.

Voting where a director is interested in a matter

21.6	A director may vote at a meeting of directors on any resolution concerning a matter in which that director has an interest or duty, whether directly or indirectly, so long as that director discloses any material interest pursuant to these Articles. The director shall be counted towards a quorum of those present at the meeting. If the director votes on the resolution, his vote shall be counted.

21.7	Where proposals are under consideration concerning the appointment of two or more directors to offices or employment with the Company or any body corporate in which the Company is interested, the proposals may be divided and considered in relation to each director separately and each of the directors concerned shall be entitled to vote and be counted in the quorum in respect of each resolution except that concerning his or her own appointment.

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22.	Minutes

The Company shall cause minutes to be made in books kept for the purpose in accordance with the Act.

23.	Accounts and audit

Accounting and other records

23.1	The directors must ensure that proper accounting and other records are kept, and that accounts and associated reports are distributed in accordance with the requirements of the Act.

No automatic right of inspection

23.2	Members are only entitled to inspect the Company’s records if they are expressly entitled to do so by law, or by resolution made by the directors or passed by Ordinary Resolution.

Sending of accounts and reports

23.3	The Company’s accounts and associated directors’ report or auditor’s report that are required or permitted to be sent to any person pursuant to any law shall be treated as properly sent to that person if:

(a)	they are sent to that person in accordance with the notice provisions: or

(b)	they are published on a website providing that person is given separate notice of:

(i)	the fact that publication of the documents has been published on the website;

(ii)	the address of the website; and

(iii)	the place on the website where the documents may be accessed; and

(iv)	how they may be accessed.

23.4	If, for any reason, a person notifies the Company that he is unable to access the website, the Company must, as soon as practicable, send the documents to that person by any other means permitted by these Articles. This, however, will not affect when that person is taken to have received the documents under the next Article.

Time of receipt if documents are published on a website

23.5	Documents sent by being published on a website in accordance with the preceding two Articles are only treated as sent at least five Clear Days before the date of the meeting at which they are to be laid if:

(a)	the documents are published on the website throughout a period beginning at least five Clear Days before the date of the meeting and ending with the conclusion of the meeting; and

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(b)	the person is given at least five Clear Days’ notice of the hearing.

Validity despite accidental error in publication on website

23.6	If, for the purpose of a meeting, documents are sent by being published on a website in accordance with the preceding Articles, the proceedings at that meeting are not invalidated merely because:

(a)	those documents are, by accident, published in a different place on the website to the place notified; or

(b)	they are published for part only of the period from the date of notification until the conclusion of that meeting.

Audit

23.7	The directors may appoint an Auditor of the Company who shall hold office on such terms as the directors determine.

23.8	Without prejudice to the freedom of the directors to establish any other committee, if the Shares (or depositary receipts therefor) are listed or quoted on the Designated Stock Exchange, and if required by the Designated Stock Exchange, the directors shall establish and maintain an Audit Committee as a committee of the directors and shall adopt a formal written Audit Committee charter and review and assess the adequacy of the formal written charter on an annual basis. The composition and responsibilities of the Audit Committee shall comply with the rules and regulations of the SEC and the Designated Stock Exchange. The Audit Committee shall meet at least once every financial quarter, or more frequently as circumstances dictate.

23.9	If the Shares are listed or quoted on the Designated Stock Exchange, the Company shall conduct an appropriate review of all related party transactions on an ongoing basis and shall utilise the Audit Committee for the review and approval of potential conflicts of interest.

23.10	The remuneration of the Auditor shall be fixed by the Audit Committee (if one exists).

23.11	If the office of Auditor becomes vacant by resignation or death of the Auditor, or by his becoming incapable of acting by reason of illness or other disability at a time when his services are required, the directors shall fill the vacancy and determine the remuneration of such Auditor.

23.12	Every Auditor of the Company shall have a right of access at all times to the books and accounts and vouchers of the Company and shall be entitled to require from the directors and officers of the Company such information and explanation as may be necessary for the performance of the duties of the Auditor.

23.13	Auditors shall, if so required by the directors, make a report on the accounts of the Company during their tenure of office at the next annual general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an ordinary company, and at the next extraordinary general meeting following their appointment in the case of a company which is registered with the Registrar of Companies as an exempted company, and at any other time during their term of office, upon request of the directors or any general meeting of the Members.

24.14	Any payment made to members of the Audit Committee (if one exists) shall require the review and approval of the directors, with any director interested in such payment abstaining from such review and approval.

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24.15	The Audit Committee shall monitor compliance with the terms of the IPO and, if any non-compliance is identified, the Audit Committee shall be charged with the responsibility to take all action necessary to rectify such non-compliance or otherwise cause compliance with the terms of the IPO.

24.	Financial year

Unless the directors otherwise specify, the financial year of the Company:

(a)	shall end on 31st December in the year of its incorporation and each following year; and

(b)	shall begin when it was incorporated and on 1st January each following year.

25.	Record dates

Except to the extent of any conflicting rights attached to Shares, the directors may fix any time and date as the record date for:

(a)	calling a general meeting;

(b)	declaring or paying a dividend;

(c)	making or issuing an allotment of Shares; or

(d)	conducting any other business required pursuant to these Articles.

The record date may be before or after the date on which a dividend, allotment or issue is declared, paid or made.

26.	Dividends

Declaration of dividends by Members

26.1	Subject to the provisions of the Act, the Company may by Ordinary Resolution declare dividends in accordance with the respective rights of the Members but no dividend shall exceed the amount recommended by the directors.

Payment of interim dividends and declaration of final dividends by directors

26.2	The directors may pay interim dividends or declare final dividends in accordance with the respective rights of the Members if it appears to them that they are justified by the financial position of the Company and that such dividends may lawfully be paid.

26.3	Subject to the provisions of the Act, in relation to the distinction between interim dividends and final dividends, the following applies:

(a)	Upon determination to pay a dividend or dividends described as interim by the directors in the dividend resolution, no debt shall be created by the declaration until such time as payment is made.

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(b)	Upon declaration of a dividend or dividends described as final by the directors in the dividend resolution, a debt shall be created immediately following the declaration, the due date to be the date the dividend is stated to be payable in the resolution.

If the resolution fails to specify whether a dividend is final or interim, it shall be assumed to be interim.

26.4	In relation to Shares carrying differing rights to dividends or rights to dividends at a fixed rate, the following applies:

(a)	If the share capital is divided into different classes, the directors may pay dividends on Shares which confer deferred or non- preferred rights with regard to dividends as well as on Shares which confer preferential rights with regard to dividends but no dividend shall be paid on Shares carrying deferred or non-preferred rights if, at the time of payment, any preferential dividend is in arrears.

(b)	The directors may also pay, at intervals settled by them, any dividend payable at a fixed rate if it appears to them that there are sufficient funds of the Company lawfully available for distribution to justify the payment.

(c)	If the directors act in good faith, they shall not incur any liability to the Members holding Shares conferring preferred rights for any loss those Members may suffer by the lawful payment of the dividend on any Shares having deferred or non-preferred rights.

Apportionment of dividends

26.5	Except as otherwise provided by the rights attached to Shares, all dividends shall be declared and paid according to the amounts paid up on the Shares on which the dividend is paid. All dividends shall be apportioned and paid proportionately to the amount paid up on the Shares during the time or part of the time in respect of which the dividend is paid. If a Share is issued on terms providing that it shall rank for dividend as from a particular date, that Share shall rank for dividend accordingly.

Right of set off

26.6	The directors may deduct from a dividend or any other amount payable to a person in respect of a Share any amount due by that person to the Company on a call or otherwise in relation to a Share.

Power to pay other than in cash

26.7	If the directors so determine, any resolution declaring a dividend may direct that it shall be satisfied wholly or partly by the distribution of assets. If a difficulty arises in relation to the distribution, the directors may settle that difficulty in any way they consider appropriate. For example, they may do any one or more of the following:

(a)	issue fractional Shares;

(b)	fix the value of assets for distribution and make cash payments to some Members on the footing of the value so fixed in order to adjust the rights of Members; and

(c)	vest some assets in trustees.

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How payments may be made

26.8	A dividend or other monies payable on or in respect of a Share may be paid in any of the following ways:

(a)	if the Member holding that Share or other person entitled to that Share nominates a bank account for that purpose - by wire transfer to that bank account; or

(b)	by cheque or warrant sent by post to the registered address of the Member holding that Share or other person entitled to that Share.

26.9	For the purpose of paragraph (a) of the preceding Article, the nomination may be in writing or in an Electronic Record and the bank account nominated may be the bank account of another person. For the purpose of paragraph (b) of the preceding Article, subject to any Applicable Law or regulation, the cheque or warrant shall be made to the order of the Member holding that Share or other person entitled to the Share or to his nominee, whether nominated in writing or in an Electronic Record, and payment of the cheque or warrant shall be a good discharge to the Company.

26.10	If two or more persons are registered as the holders of the Share or are jointly entitled to it by reason of the death or bankruptcy of the registered holder (Joint Holders), a dividend (or other amount) payable on or in respect of that Share may be paid as follows:

(a)	to the registered address of the Joint Holder of the Share who is named first on the Register of Members or to the registered address of the deceased or bankrupt holder, as the case may be; or

(b)	to the address or bank account of another person nominated by the Joint Holders, whether that nomination is in writing or in an Electronic Record.

26.11	Any Joint Holder of a Share may give a valid receipt for a dividend (or other amount) payable in respect of that Share.

Dividends or other moneys not to bear interest in absence of special rights

26.12	Unless provided for by the rights attached to a Share, no dividend or other monies payable by the Company in respect of a Share shall bear interest.

Dividends unable to be paid or unclaimed

26.13	If a dividend cannot be paid to a Member or remains unclaimed within six weeks after it was declared or both, the directors may pay it into a separate account in the Company’s name. If a dividend is paid into a separate account, the Company shall not be constituted trustee in respect of that account and the dividend shall remain a debt due to the Member.

26.14	A dividend that remains unclaimed for a period of six years after it became due for payment shall be forfeited to, and shall cease to remain owing by, the Company.

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27.	Capitalisation of profits

Capitalisation of profits or of any share premium account or capital redemption reserve

27.1	The directors may resolve to capitalise:

(a)	any part of the Company’s profits not required for paying any preferential dividend (whether or not those profits are available for distribution); or

(b)	any sum standing to the credit of the Company’s share premium account or capital redemption reserve, if any.

The amount resolved to be capitalised must be appropriated to the Members who would have been entitled to it had it been distributed by way of dividend and in the same proportions. The benefit to each Member so entitled must be given in either or both of the following ways:

(a)	by paying up the amounts unpaid on that Member’s Shares;

(b)	by issuing Fully Paid Shares, debentures or other securities of the Company to that Member or as that Member directs. The directors may resolve that any Shares issued to the Member in respect of partly paid Shares (Original Shares) rank for dividend only to the extent that the Original Shares rank for dividend while those Original Shares remain partly paid.

Applying an amount for the benefit of members

27.2	The amount capitalised must be applied to the benefit of Members in the proportions to which the Members would have been entitled to dividends if the amount capitalised had been distributed as a dividend.

27.3	Subject to the Act, if a fraction of a Share, a debenture, or other security is allocated to a Member, the directors may issue a fractional certificate to that Member or pay him the cash equivalent of the fraction.

28.	Share premium account

directors to maintain share premium account

28.1	The directors shall establish a share premium account in accordance with the Act. They shall carry to the credit of that account from time to time an amount equal to the amount or value of the premium paid on the issue of any Share or capital contributed or such other amounts required by the Act.

Debits to share premium account

28.2	The following amounts shall be debited to any share premium account:

(a)	on the redemption or purchase of a Share, the difference between the nominal value of that Share and the redemption or purchase price; and

(b)	any other amount paid out of a share premium account as permitted by the Act.

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28.3	Notwithstanding the preceding Article, on the redemption or purchase of a Share, the directors may pay the difference between the nominal value of that Share and the redemption purchase price out of the profits of the Company or, as permitted by the Act, out of capital.

29.	Seal

Company seal

29.1	The Company may have a seal if the directors so determine.

Duplicate seal

29.2	Subject to the provisions of the Act, the Company may also have a duplicate seal or seals for use in any place or places outside the Islands. Each duplicate seal shall be a facsimile of the original seal of the Company. However, if the directors so determine, a duplicate seal shall have added on its face the name of the place where it is to be used.

When and how seal is to be used

29.3	A seal may only be used by the authority of the directors. Unless the directors otherwise determine, a document to which a seal is affixed must be signed in one of the following ways:

(a)	by a director (or his alternate) and the Secretary; or

(b)	by a single director (or his alternate).

If no seal is adopted or used

29.4	If the directors do not adopt a seal, or a seal is not used, a document may be executed in the following manner:

(a)	by a director (or his alternate) or any Officer to which authority has been delegated by resolution duly adopted by the directors; or

(b)	by a single director (or his alternate); or

(c)	in any other manner permitted by the Act.

Power to allow non-manual signatures and facsimile printing of seal

29.5	The directors may determine that either or both of the following applies:

(a)	that the seal or a duplicate seal need not be affixed manually but may be affixed by some other method or system of reproduction;

(b)	that a signature required by these Articles need not be manual but may be a mechanical or Electronic Signature.

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Validity of execution

29.6	If a document is duly executed and delivered by or on behalf of the Company, it shall not be regarded as invalid merely because, at the date of the delivery, the Secretary, or the director, or other Officer or person who signed the document or affixed the seal for and on behalf of the Company ceased to be the Secretary or hold that office and authority on behalf of the Company.

30.	Indemnity

Indemnity

30.1	To the extent permitted by Applicable Law, the Company shall indemnify each existing or former Secretary, director (including alternate director), and other Officer of the Company (including an investment adviser or an administrator or liquidator) and their personal representatives against:

(a)	all actions, proceedings, costs, charges, expenses, losses, damages or liabilities incurred or sustained by the existing or former Secretary, director or Officer in or about the conduct of the Company’s business or affairs or in the execution or discharge of the existing or former Secretary’s, director’s or Officer’s duties, powers, authorities or discretions; and

(b)	without limitation to paragraph (a), all costs, expenses, losses or liabilities incurred by the existing or former Secretary, director or Officer in defending (whether successfully or otherwise) any civil, criminal, administrative or investigative proceedings (whether threatened, pending or completed) concerning the Company or its affairs in any court or tribunal, whether in the Islands or elsewhere.

Such indemnity only applies if the directors are of the view that, in the absence of fraud, wilful default or wilful neglect, such existing or former Secretary, director or Officer acted honestly and in good faith with a view to what the person believes is in the best interests of the Company and, in the case of criminal proceedings, such person had no reasonable cause to believe that their conduct was unlawful. No such existing or former Secretary, director or Officer, however, shall be indemnified in respect of any matter arising out of his own actual fraud, wilful default or wilful neglect.

30.2	To the extent permitted by Applicable Law, the Company may make a payment, or agree to make a payment, whether by way of advance, loan or otherwise, for any legal costs incurred by an existing or former Secretary, director or Officer of the Company in respect of any matter identified in paragraph (a) or paragraph (b) of the preceding Article on condition that the Secretary, director or Officer must repay the amount paid by the Company to the extent that it is ultimately found not liable to indemnify the Secretary, director or that Officer for those legal costs.

Release

30.3	To the extent permitted by Applicable Law, the Company may by Special Resolution release any existing or former director (including alternate director), Secretary or other Officer of the Company from liability for any loss or damage or right to compensation which may arise out of or in connection with the execution or discharge of the duties, powers, authorities or discretions of his office; but there may be no release from liability arising out of or in connection with that person’s own actual fraud, wilful default or wilful neglect.

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Insurance

30.4	To the extent permitted by Applicable Law, the Company may pay, or agree to pay, a premium in respect of a contract insuring each of the following persons against risks determined by the directors, other than liability arising out of that person’s own dishonesty:

(a)	an existing or former director (including alternate director), Secretary or Officer or auditor of:

(i)	the Company;

(ii)	a company which is or was a subsidiary of the Company;

(iii)	a company in which the Company has or had an interest (whether direct or indirect); and

(b)	a trustee of an employee or retirement benefits scheme or other trust in which any of the persons referred to in paragraph (a) is or was interested.

31.	Notices

Form of notices

31.1	Save where these Articles provide otherwise, any notice to be given to or by any person pursuant to these Articles shall be:

(a)	in writing signed by or on behalf of the giver in the manner set out below for written notices; or

(b)	subject to the next Article, in an Electronic Record signed by or on behalf of the giver by Electronic Signature and authenticated in accordance with Articles about authentication of Electronic Records; or

(c)	where these Articles expressly permit, by the Company by means of a website.

Electronic communications

31.2	Without limitation to Articles 17.1 to 17.4 inclusive (relating to the appointment and removal by directors of alternate directors) and to Articles 19.8 to 19.10 inclusive (relating to the appointment by directors of proxies), a notice may only be given to the Company in an Electronic Record if:

(a)	the directors so resolve;

(b)	the resolution states how an Electronic Record may be given and, if applicable, specifies an email address for the Company; and

(c)	the terms of that resolution are notified to the Members for the time being and, if applicable, to those directors who were absent from the meeting at which the resolution was passed.

If the resolution is revoked or varied, the revocation or variation shall only become effective when its terms have been similarly notified.

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31.3	A notice may not be given by Electronic Record to a person other than the Company unless the recipient has notified the giver of an Electronic address to which notice may be sent.

Persons authorised to give notices

31.4	A notice by either the Company or a Member pursuant to these Articles may be given on behalf of the Company or a Member by a director or company secretary of the Company or a Member.

Delivery of written notices

31.5	Save where these Articles provide otherwise, a notice in writing may be given personally to the recipient, or left at (as appropriate) the Member’s or director’s registered address or the Company’s registered office, or posted to that registered address or registered office.

Joint holders

31.6	Where Members are joint holders of a Share, all notices shall be given to the Member whose name first appears in the Register of Members.

Signatures

31.7	A written notice shall be signed when it is autographed by or on behalf of the giver, or is marked in such a way as to indicate its execution or adoption by the giver.

31.8	An Electronic Record may be signed by an Electronic Signature.

Evidence of transmission

31.9	A notice given by Electronic Record shall be deemed sent if an Electronic Record is kept demonstrating the time, date and content of the transmission, and if no notification of failure to transmit is received by the giver.

31.10	A notice given in writing shall be deemed sent if the giver can provide proof that the envelope containing the notice was properly addressed, pre-paid and posted, or that the written notice was otherwise properly transmitted to the recipient.

Giving notice to a deceased or bankrupt Member

31.11	A notice may be given by the Company to the persons entitled to a Share in consequence of the death or bankruptcy of a Member by sending or delivering it, in any manner authorised by these Articles for the giving of notice to a Member, addressed to them by name, or by the title of representatives of the deceased, or trustee of the bankrupt or by any like description, at the address, if any, supplied for that purpose by the persons claiming to be so entitled.

31.12	Until such an address has been supplied, a notice may be given in any manner in which it might have been given if the death or bankruptcy had not occurred.

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Date of giving notices

31.13	A notice is given on the date identified in the following table.

Method for giving notices	When taken to be given
Personally	At the time and date of delivery

By leaving it at the member’s registered address	At the time and date it was left

If the recipient has an address within the Islands, by posting it by prepaid post to the street or postal address of that recipient	48 hours after it was posted

If the recipient has an address outside the Islands, by posting it by prepaid airmail to the street or postal address of that recipient	3 Clear Days after posting

By Electronic Record (other than publication on a website), to recipient’s Electronic address	Within 24 hours after it was sent

By publication on a website	See these Articles about the time when notice of a meeting of Members or accounts and reports, as the case may be, are published on a website

Saving provision

31.14	None of the preceding notice provisions shall derogate from these Articles about the delivery of written resolutions of directors and written resolutions of Members.

32.	Authentication of Electronic Records

Application of Articles

32.1	Without limitation to any other provision of these Articles, any notice, written resolution or other document under these Articles that is sent by Electronic means by a Member, or by the Secretary, or by a director or other Officer of the Company, shall be deemed to be authentic if either Article 32.2 or Article 32.4 applies.

Authentication of documents sent by Members by Electronic means

32.2	An Electronic Record of a notice, written resolution or other document sent by Electronic means by or on behalf of one or more Members shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Member or each Member, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by one or more of those Members; and

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(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, that Member to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

32.3	For example, where a sole Member signs a resolution and sends the Electronic Record of the original resolution, or causes it to be sent, by facsimile transmission to the address in these Articles specified for that purpose, the facsimile copy shall be deemed to be the written resolution of that Member unless Article 32.7 applies.

Authentication of document sent by the Secretary or Officers of the Company by Electronic means

32.4	An Electronic Record of a notice, written resolution or other document sent by or on behalf of the Secretary or an Officer or Officers of the Company shall be deemed to be authentic if the following conditions are satisfied:

(a)	the Secretary or the Officer or each Officer, as the case may be, signed the original document, and for this purpose Original Document includes several documents in like form signed by the Secretary or one or more of those Officers; and

(b)	the Electronic Record of the Original Document was sent by Electronic means by, or at the direction of, the Secretary or that Officer to an address specified in accordance with these Articles for the purpose for which it was sent; and

(c)	Article 32.7 does not apply.

This Article applies whether the document is sent by or on behalf of the Secretary or Officer in his own right or as a representative of the Company.

32.5	For example, where a sole director signs a resolution and scans the resolution, or causes it to be scanned, as a PDF version which is attached to an email sent to the address in these Articles specified for that purpose, the PDF version shall be deemed to be the written resolution of that director unless Article 32.7 applies.

Manner of signing

32.6	For the purposes of these Articles about the authentication of Electronic Records, a document will be taken to be signed if it is signed manually or in any other manner permitted by these Articles.

Saving provision

32.7	A notice, written resolution or other document under these Articles will not be deemed to be authentic if the recipient, acting reasonably:

(a)	believes that the signature of the signatory has been altered after the signatory had signed the original document; or

(b)	believes that the original document, or the Electronic Record of it, was altered, without the approval of the signatory, after the signatory signed the original document; or

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(c)	otherwise doubts the authenticity of the Electronic Record of the document and the recipient promptly gives notice to the sender setting the grounds of its objection. If the recipient invokes this Article, the sender may seek to establish the authenticity of the Electronic Record in any way the sender thinks fit.

33.	Transfer by way of continuation

33.1	The Company may, by Special Resolution, resolve to be registered by way of continuation in a jurisdiction outside:

(a)	the Islands; or

(b)	such other jurisdiction in which it is, for the time being, incorporated, registered or existing.

33.2	To give effect to any resolution made pursuant to the preceding Article, the directors may cause the following:

(a)	an application be made to the Registrar of Companies to deregister the Company in the Islands or in the other jurisdiction in which it is for the time being incorporated, registered or existing; and

(b)	all such further steps as they consider appropriate to be taken to effect the transfer by way of continuation of the Company.

34.	Winding up

Distribution of assets in specie

34.1	If the Company is wound up, the Members may, subject to these Articles and any other sanction required by the Act, pass a Special Resolution allowing the liquidator to do either or both of the following:

(a)	to divide in specie among the Members the whole or any part of the assets of the Company and, for that purpose, to value any assets and to determine how the division shall be carried out as between the Members or different classes of Members;

(b)	to vest the whole or any part of the assets in trustees for the benefit of Members and those liable to contribute to the winding up.

No obligation to accept liability

34.2	No Member shall be compelled to accept any assets if an obligation attaches to them.

The directors are authorised to present a winding up petition

34.3	The directors have the authority to present a petition for the winding up of the Company to the Grand Court of the Cayman Islands on behalf of the Company without the sanction of a resolution passed at a general meeting.

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35.	Amendment of Memorandum and Articles

Power to change name or amend Memorandum

35.1	Subject to the Act, the Company may, by Special Resolution:

(a)	change its name; or

(b)	change the provisions of its Memorandum with respect to its objects, powers or any other matter specified in the Memorandum.

Power to amend these Articles

35.2	Subject to the Act and as provided in these Articles, the Company may, by Special Resolution, amend these Articles in whole or in part.

36.	Mergers and Consolidations

The Company shall have the power to merge or consolidate with one or more constituent companies (as defined in the Act) upon such terms as the directors may determine and (to the extent required by the Act) with the approval of a Special Resolution.

37.	Business Combination

37.1	Notwithstanding any other provision of these Articles, this Article 37 shall apply during the period commencing upon the adoption of these Articles and terminating upon the first to occur of the consummation of any Business Combination and the distribution of the Trust Account pursuant to Article 37.10. In the event of a conflict between this Article 37 and any other Articles, the provisions of this Article 37 shall prevail and this Article may not be amended prior to the consummation of a Business Combination without a Special Resolution.

37.2	Prior to the consummation of any Business Combination, the Company shall either:

(a)	submit such Business Combination to its Members for approval; or

(b)	provide Members with the opportunity to have their Shares repurchased by means of a tender offer (a Tender Offer) for a per-Share repurchase price payable in cash, equal to the aggregate amount then on deposit in the Trust Account, calculated as of two days prior to the consummation of such Business Combination, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of Public Shares then in issue. Such obligation to repurchase Shares is subject to the completion of the proposed Business Combination to which it relates.

37.3	If the Company initiates any Tender Offer in accordance with Rule 13e-4 and Regulation 14E of the Exchange Act in connection with a proposed Business Combination, it shall file Tender Offer documents with the SEC prior to completing such Business Combination which contain substantially the same financial and other information about such Business Combination and the redemption rights as is required under Regulation 14A of the Exchange Act.

37.4	If, alternatively, the Company holds a general meeting to approve a proposed Business Combination, the Company will conduct any redemptions in conjunction with a proxy solicitation pursuant to Regulation 14A of the Exchange Act, and not pursuant to the Tender Offer rules, and file proxy materials with the SEC.

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37.5	At a general meeting called for the purposes of approving a Business Combination pursuant to this Article, in the event that such Business Combination is approved by Ordinary Resolution, the Company shall be authorised to consummate such Business Combination.

37.6	Any Member holding Public Shares who is not a Founder, Officer or director may, contemporaneously with any vote on a Business Combination, elect to have their Public Shares redeemed for cash (the IPO Redemption), provided that no such Member acting together with any Affiliate of his or any other person with whom he is acting in concert or as a partnership, syndicate, or other group for the purposes of acquiring, holding, or disposing of Shares may exercise this redemption right with respect to more than 15% of the Public Shares without the Company’s prior consent, and provided further that any holder that holds Public Shares beneficially through a nominee must identify itself to the Company in connection with any redemption election in order to validly redeem such Public Shares. In connection with any vote held to approve a proposed Business Combination, holders of Public Shares seeking to exercise their redemption rights will be required to either tender their certificates (if any) to the Company’s transfer agent or to deliver their shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, at the holder’s option, in each case up to two business days prior to the initially scheduled vote on the proposal to approve a Business Combination. If so demanded, the Company shall pay any such redeeming Member, regardless of whether he is voting for or against such proposed Business Combination or abstains from voting, a per-Share redemption price payable in cash, equal to the aggregate amount then on deposit in the Trust Account calculated as of two business days prior to the consummation of a Business Combination, including interest earned on the Trust Account (net of taxes paid or payable, if any), divided by the number of Public Shares then in issue (such redemption price being referred to herein as the Redemption Price), but only in the event that the applicable proposed Business Combination is approved and in connection with its consummation.

37.7	The Redemption Price shall be paid promptly following the consummation of the relevant Business Combination. If the proposed Business Combination is not approved or completed for any reason then such redemptions shall be cancelled and share certificates (if any) returned to the relevant Members as appropriate.

37.8	In the event that the Company does not consummate a Business Combination within the Completion Window, or such later time as the Members of the Company may approve in accordance with these Articles, the Company shall:

(a)	cease all operations except for the purpose of winding up;

(b)	as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of any taxes payable, other than applicable excise tax which shall be paid by the Company out of the Trust Account), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and

(c)	as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, liquidate and dissolve,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article 37.8 with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

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37.9	In the event that any amendment is made to these Articles:

(a)	that would modify the substance or timing of the Company’s obligation to provide holders of Public Shares the right to:

(i)	have their shares redeemed or repurchased in connection with a Business Combination pursuant to Articles 37.2(b) or 37.6; or

(ii)	redeem 100% of the Public Shares if the Company has not consummated an initial Business Combination within the Completion Window; or

(b)	with respect to any other provision relating to the rights of holders of Public Shares,

each holder of Public Shares who is not a Founder, Officer or director shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment (an Amendment Redemption) at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (net of taxes paid or payable, if any), divided by the number of Public Shares then in issue.

37.10	Except for the withdrawal of interest to pay income taxes, if any, none of the funds held in the Trust Account shall be released from the Trust Account:

(a)	to the Company, until completion of any Business Combination; or

(b)	to the Members holding Public Shares, until the earliest of:

(i)	a repurchase of Shares by means of a Tender Offer pursuant to Article 37.2(b);

(ii)	an IPO Redemption pursuant to Article 37.6;

(iii)	a distribution of the Trust Account pursuant to Article 37.8; or

(iv)	an Amendment Redemption pursuant to Article 37.9.

In no other circumstance shall a holder of Public Shares have any right or interest of any kind in the Trust Account.

37.11	After the issue of Public Shares (including pursuant to the Over-Allotment Option), and prior to the consummation of a Business Combination, the directors shall not issue additional Shares or any other securities that would entitle the holders thereof to:

(a)	receive funds from the Trust Account; or

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(b)	vote as a class with the Public Shares:

(i)	on a Business Combination or on any other proposal presented to Members prior to or in connection with the completion of a Business Combination; or

(ii)	to approve an amendment to these Articles to:

(A)	extend the time the Company has to consummate a Business Combination beyond fifteen (15) months from the closing of the IPO; or

(B)	amend the foregoing provisions of these Articles.

37.12	The Company must complete one or more Business Combinations, which must be with one or more operating businesses or assets with a fair market value equal to at least 80% of the net assets held in the trust account (net of amounts disbursed to management for working capital purposes, if permitted, and excluding the amount of any deferred underwriting discount and taxes payable on the interest earned on the trust account). An initial Business Combination must not be effectuated solely with another blank cheque company or a similar company with nominal operations

37.13	The uninterested Independent Directors shall approve any transaction or transactions between the Company and any of the following parties:

(a)	any Member owning an interest in the voting power of the Company that gives such Member a significant influence over the Company; and

(b)	any director or Officer of the Company and any Affiliate or relative of such director or Officer.

37.14	A director may vote in respect of any Business Combination in which such director has a conflict of interest with respect to the evaluation of such Business Combination. Such director must disclose such interest or conflict to the other directors.

37.15	The Company may enter into a Business Combination with a target business that is Affiliated with the Sponsor, a Founder, the directors of the Company or Officers. In the event the Company seeks to complete the Business Combination with a target that is Affiliated with the Sponsor, a Founder, Officers or directors, the Company, or a committee of Independent Directors, will obtain an opinion from an independent investment banking firm, which is a member of United States Financial Industry Regulatory Authority, or another independent valuation or accounting firm that such a Business Combination or transaction is fair to the Company from a financial point of view.

37.16	Any Business Combination must be approved by a majority of the Independent Directors.

38.	Certain Tax Filings

38.1	Each Tax Filing Authorised Person and any such other person, acting alone, as any director shall designate from time to time, are authorised to file tax forms SS-4, W-8 BEN, W-8 IMY, W-9, 8832 and 2553 and such other similar tax forms as are customary to file with any US state or federal governmental authorities or foreign governmental authorities in connection with the formation, activities and/or elections of the Company and such other tax forms as may be approved from time to time by any director of the Company or an Officer. The Company further ratifies and approves any such filing made by any Tax Filing Authorised Person or such other person prior to the date of these Articles.

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39.	Business Opportunities

39.1	In recognition and anticipation of the facts that: (a) directors, managers, officers, members, partners, managing members, employees and/or agents of one or more members of the Investor Group (each of the foregoing, an “Investor Group Related Person”) may serve as directors of the Company and/or Officers; and (b) the Investor Group engages, and may continue to engage in the same or similar activities or related lines of business as those in which the Company, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Company, directly or indirectly, may engage, the provisions under this heading “Business Opportunities” are set forth to regulate and define the conduct of certain affairs of the Company as they may involve the Members and the Investor Group Related Persons, and the powers, rights, duties and liabilities of the Company and its Officers, directors and Members in connection therewith.

39.2	To the fullest extent permitted by Applicable Law, the directors and officers of the Company shall have no duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as the Company. To the fullest extent permitted by Applicable Law, and subject to his or her fiduciary duties under Applicable Law, the Company renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity offered to any director and officer of the Company, on the one hand, and the Company, on the other, unless such opportunity is expressly offered to such director or officer of the Company solely in their capacity as an Officer or director of the Company and the opportunity is one the Company is permitted to complete on a reasonable basis.

39.3	Except as provided elsewhere in these Articles, the Company hereby renounces any interest or expectancy of the Company in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for both the Company and the Investor Group, about which a director of the Company and/or Officer who is also an Investor Group Related Person acquires knowledge.

39.4	To the extent a court might hold that the conduct of any activity related to a corporate opportunity that is renounced in this Article to be a breach of duty to the Company or its Members, the Company hereby waives, to the fullest extent permitted by Applicable Law, any and all claims and causes of action that the Company may have for such activities. To the fullest extent permitted by Applicable Law, the provisions of this Article apply equally to activities conducted in the future and that have been conducted in the past.

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PROXY

DT CLOUD STAR ACQUISITION CORPORATION

25 Christopher Columbus Dr Apt 4411

Jersey City, NJ 07302

(718) 865-2000

ANNUAL MEETING OF SHAREHOLDERS

OCTOBER 1, 2026 (Eastern Time) / OCTOBER 2, 2026 (Hong Kong Time)

YOUR VOTE IS IMPORTANT

FOLD AND DETACH HERE

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD AT 10:00 A.M. LOCAL TIME OCTOBER 2, 2026

The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the Notice and Proxy Statement, dated September 14, 2026, in connection with the Annual General Meeting and at any adjournments thereof (the “Annual General Meeting”) to be held at 10:00 p.m. on October 1, 2026 Eastern Time (10:00 a.m. local time on October 2, 2026) in the offices of Loeb & Loeb LLP, located at 2206-19, 1 Connaught Pl, Central, Hong Kong and hereby appoints Sam Zheng Sun and Kenneth Lam, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all ordinary shares of DT Cloud Star Acquisition Corporation (the “Company”) registered in the name provided, which the undersigned is entitled to vote at the Annual General Meeting with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” PROPOSAL 1 AND “FOR” PROPOSAL 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR ALL” PROPOSAL 1 AND “FOR” PROPOSAL 2, 3, 4 and 5.

PROPOSAL 1: Election of Directors

As an ordinary resolution, to approve the appointment of five (5) members to the Board of Directors.

NOMINEES:

Sam Zheng Sun	Kenneth Lam	Shaoke Li	Longjiao Li	Chi Zhang

For All	Withhold All	For All Except
☐	☐	☐

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the box next to each nominee you wish to withhold, as shown here:

PROPOSAL 2: Ratification of Appointment of Independent Auditor

As an ordinary resolution, to ratify the appointment of Elite CPA P.C. as the Company’s independent registered public account firm for the 2026 fiscal year.

For	Against	Abstain
☐	☐	☐

PROPOSAL 3: Trust Amendment Proposal.

As the affirmative vote of sixty-five percent (65%) of the then outstanding ordinary shares of the Company, to amend the Company’s investment management trust agreement, dated July 24, 2024, as amended on October 22, 2025, entered into by the Company and Wilmington Trust, National Association, as Trustee, to provide the Company with the discretion to extend the date on which to commence liquidating the trust account established in connection with the Company’s initial public offering (the “Trust Account”) up to 12 additional times, each by a period of one month, from October 26, 2026 to October 26, 2027 by depositing into the Trust Account $0.033 for each remaining public share (the “Extension Payment”) for each one-month extension. The Trust Amendment is attached to the accompanying proxy statement as Annex A.

For	Against	Abstain
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PROPOSAL 4: Charter Amendment Proposal.

As a special resolution, to amend the Company’s third amended and restated memorandum and articles of association (the “Third Amended and Restated Memorandum and Articles of Association”), to extend the date by which the Company must consummate a business combination to October 26, 2027, by adopting the fourth amended and restated memorandum and articles of association (the “Fourth Amended and Restated Memorandum and Articles of Association”) in their entirety in place of the Company’s existing Third Amended and Restated Memorandum and Articles of Association, the form of which is set forth in Annex B of the accompanying proxy statement.

For	Against	Abstain
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PROPOSAL 5: Adjournment Proposal

As an ordinary resolution, to direct the chairman of the Annual General Meeting to adjourn the Annual General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Annual General Meeting, there are not sufficient votes to approve the Proposals 1, 2, 3 and 4.

For	Against	Abstain
☐	☐	☐

Please indicate if you intend to attend this Meeting ☐ YES ☐ NO

Signature of Shareholder:

Date:

Name shares held in (Please print):	Account Number (if any):

No. of Shares Entitled to Vote:	Stock Certificate Number(s):

Note:	Please sign exactly as your name or names appear in the Company’s stock transfer books. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.

If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.

If the signer is a partnership, please sign in partnership name by authorized person.

Please provide any change of address information in the spaces below in order that we may update our records:

Address:

Shareholder’s Signature

Shareholder’s Signature

Signature should agree with name printed hereon. If stock is held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians, and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney.

PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO WILMINGTON TRUST NATIONAL ASSOCIATION. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS SET FORTH IN PROPOSALS 1 AND 2 AND WILL GRANT DISCRETIONARY AUTHORITY TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL GENERAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.